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                                                                   Exhibit 10.32


                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                       OF

                              MARQUEE HOLDINGS INC.

                                DECEMBER 23, 2004

                     ORIGINALLY DATED AS OF OCTOBER 29, 2004

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                                TABLE OF CONTENTS

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                                                                                 PAGE
                                                                                 ----
SECTION 1.     BOARD RIGHTS; INVESTOR RIGHTS;
                 MANAGEMENT ARRANGEMENTS...........................................2

       (a)     Board of Directors..................................................2
       (b)     Committees..........................................................6
       (c)     Certain Actions.....................................................6
       (d)     Subsidiary Directors...............................................10
       (e)     Quorum.............................................................10
       (f)     Chairman...........................................................10
       (g)     Payments to Directors; Reimbursements..............................10
       (h)     Competitive Opportunity............................................10
       (i)     Notice of Meetings.................................................11

SECTION 2.     TRANSFERS..........................................................11

       (a)     Transfer Restrictions..............................................11
       (b)     Transfer Notice....................................................11

SECTION 3.     RIGHT OF FIRST OFFER...............................................12

       (a)     Company Right of First Offer.......................................12
       (b)     Investor Right of First Offer......................................12
       (c)     Investor Over-Allotment Period.....................................12
       (d)     Restrictions.......................................................13
       (e)     Exercise...........................................................13
       (f)     Acceptance of Offer................................................14
       (g)     Consideration......................................................14
       (h)     Closing............................................................15
       (i)     Certain Provisions Applicable to the ROFO..........................15
       (j)     Time Limitation....................................................15

SECTION 4.     DRAG-ALONG RIGHTS..................................................15

       (a)     Drag-Along Right...................................................15
       (b)     Notice.............................................................16
       (c)     Exercise...........................................................16
       (d)     Certain Restrictions...............................................16
       (e)     Time Limitation....................................................17

SECTION 5.     TAG-ALONG RIGHTS...................................................17

       (a)     Notice.............................................................17
       (b)     Tag-Along Right....................................................17

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
       (c)     Exercise...........................................................18
       (d)     Certain Restrictions...............................................19
       (e)     Time Limitation....................................................19

SECTION 6.     PARTICIPATION RIGHTS...............................................19

       (a)     Participation Rights...............................................19
       (b)     Offer..............................................................19
       (c)     Exercise...........................................................20
       (d)     Irrevocable Acceptance.............................................20
       (e)     Time Limitation....................................................20
       (f)     Other Securities...................................................21
       (g)     Certain Legal Requirements.........................................21
       (h)     Further Assurances.................................................21
       (i)     Expenses...........................................................21
       (j)     Closing............................................................21
       (k)     Excluded Transactions..............................................22

SECTION 7.     REGISTRATION RIGHTS................................................23

       (a)     Demand Registrations...............................................23
       (b)     Piggyback Registrations............................................24
       (c)     Holdback Agreements................................................25
       (d)     Expenses...........................................................26
       (e)     Registration Procedures............................................26
       (f)     Conditions to Investor Rights; Indemnification by Investor.........30
       (g)     Indemnification and Contribution...................................30
       (h)     Rule 144...........................................................31
       (i)     Termination of Demand Registration Rights..........................31
       (j)     Delay of Registration..............................................32

SECTION 8.     LEGEND ON CERTIFICATES.............................................32

       (a)     Legends............................................................32

SECTION 9.     DURATION OF AGREEMENT..............................................32

SECTION 10.    INFORMATION RIGHTS.................................................33

       (a)     Financial Statements and Other Information.........................33
       (b)     Other Information..................................................34

SECTION 11.    REGULATORY MATTERS.................................................34

       (a)     Cooperation of Other Stockholders..................................34
       (b)     Covenant Not to Amend..............................................34
       (c)     Exception..........................................................34

                                       iii
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
SECTION 12.    EFFECTIVENESS OF AGREEMENT.........................................35

SECTION 13.    DEFINITIONS........................................................35

SECTION 14.    MISCELLANEOUS......................................................43

       (a)     Successors, Assigns and Transferees................................43
       (b)     Specific Performance...............................................43
       (c)     Governing Law......................................................44
       (d)     Submission to Jurisdiction; Waiver of Jury Trial...................44
       (e)     Descriptive Headings...............................................44
       (f)     Notices............................................................44
       (g)     Recapitalization, Exchange, Etc. Affecting the Company's Shares....46
       (h)     Counterparts.......................................................46
       (i)     Severability.......................................................46
       (j)     Amendment..........................................................46
       (k)     Tax Withholding....................................................47
       (l)     Integration........................................................47
       (m)     Further Assurances.................................................47
       (n)     No Strict Construction.............................................47
       (o)     No Third Party Beneficiaries.......................................47
       (p)     Amendment and Restatement..........................................48

SCHEDULES

1    --      SCHEDULE OF INVESTORS

EXHIBITS

A    --      FORM OF STOCKHOLDER JOINDER

B    --      AMENDED AND RESTATED REGULATORY SIDELETTER

C    --      MANAGEMENT STOCKHOLDERS AGREEMENT

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                              MARQUEE HOLDINGS INC.
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

          This AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (the "AGREEMENT"), dated as of December 23, 2004 and effective as of the Effective Time, amends and restates that certain Stockholders Agreement (the "INITIAL STOCKHOLDERS AGREEMENT") entered into as of October 29, 2004, by and among Marquee Holdings Inc., a Delaware corporation (the "COMPANY"), J.P. Morgan Partners (BHCA), L.P., a Delaware limited partnership ("JPMP BHCA"), J.P. Morgan Partners Global Investors, L.P., a Delaware limited partnership ("JPMP GLOBAL"), J.P. Morgan Partners Global Investors (Cayman), L.P., a Cayman limited partnership ("JPMP CAYMAN"), J.P. Morgan Partners Global Investors (Cayman) II, L.P., a Cayman limited partnership ("JPMP CAYMAN II"), J.P. Morgan Partners Global Investors (Selldown), L.P., a Delaware limited partnership ("JPMP SELLDOWN"), AMCE (Ginger), L.P., a Delaware limited partnership ("GINGER"), AMCE (Luke), L.P., a Delaware limited partnership ("LUKE") and AMCE (Scarlett), L.P., a Delaware limited partnership ("SCARLETT", and together with JPMP BHCA, JPMP Global, JPMP Cayman, JPMP Cayman II, JPMP Selldown, Ginger, Luke, and any other affiliated entities designated by JPMP BHCA to the Company in writing prior to the Effective Time, the "JPMP INVESTORS"), Apollo Investment Fund V, L.P., a Delaware limited partnership, ("APOLLO FUND V"), Apollo Overseas Partners V, L.P., a Cayman Island exempted limited partnership, ("APOLLO OVERSEAS"), Apollo Netherlands Partners V(A), L.P., a Cayman Island exempted limited partnership, ("APOLLO NETHERLANDS V(A)"), Apollo Netherlands Partners V(B), L.P., a Cayman Island exempted limited partnership, ("APOLLO NETHERLANDS V(B)"), Apollo German Partners V GmbH & Co KG, a German limited partnership ("APOLLO GERMAN PARTNERS" and, together with Apollo Fund V, Apollo Overseas, Apollo Netherlands V(A) and Apollo Netherlands V(B), the "APOLLO INVESTORS"), and the other entities listed on Schedule 1 attached hereto. The JPMP Investors, the Apollo Investors and the other entities listed on Schedule 1 attached hereto are sometimes referred to herein as an "INVESTOR" and collectively as the "INVESTORS" (and the terms "Investor" and "Investors" may include other Persons, as provided in the definition of such terms in Section 13 hereof) and the Company, the JPMP Investors, the Apollo Investors, together with any subsequent stockholders which become parties hereto are sometimes referred to herein individually by name or as a "PARTY" and collectively as the "PARTIES". The definitions of certain capitalized terms used herein are set forth in Section 13 hereto.

                                    RECITALS

          WHEREAS, the Company, Marquee Inc., a wholly-owned subsidiary of the Company ("MARQUEE"), and AMC Entertainment Inc., a Delaware corporation ("AMC"), are parties to that certain Agreement and Plan of Merger, dated as of July 22, 2004 (the "MERGER AGREEMENT"), pursuant to which Marquee will be merged with and into AMC, with AMC remaining as the surviving entity and a wholly-owned subsidiary of the Company (the "MERGER"); and

          WHEREAS the Company, JPMP BHCA and the Apollo Investors are parties to that certain Subscription Agreement, dated as of July 22, 2004, (the "SUBSCRIPTION AGREEMENT"), pursuant to which the Company will, as of the Effective Time, issue, and each of JPMP BHCA and the Apollo Investors will purchase, shares of common stock of the Company, par value $0.01 per share ("COMMON STOCK"); and

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          WHEREAS, each of Weston Presidio Capital IV, L.P., WPC Entrepreneur
Fund II, L.P., Credit Suisse Anlagestiftung, SSB Capital Partners (Master Fund) I, L.P., Caisse de Depot et Placement du Quebec, Co-Investment Partners, L.P., CSFB Strategic Partners Holdings II, L.P., CSFB Strategic Partners Parallel Holdings II, L.P., CSFB Credit Opportunities Fund (Employee), L.P., CSFB Credit Opportunities Fund (Helios), L.P., Pearl Holdings Limited, Partners Group Private Equity Performance Holding Limited and Vega Invest (Guernsey) Limited (collectively, the "CO-INVESTORS") entered into a subscription agreement with the Company pursuant to which the Company will, as of the Effective Time, issue, and the Co-Investors will purchase, shares of Common Stock; and

          WHEREAS, each of the JPMP Investors (not including JPMP Selldown, Ginger, Luke and Scarlett), the Apollo Investors, the Co-Investors and the Company entered into the Initial Stockholders Agreement; and

          WHEREAS, as of the Effective Time, each of the Investors will hold such number of shares of Stock representing such Investor's Percentage Interest in the Company as listed on Schedule 1 attached hereto; and

          WHEREAS, each of the Investors and the Company desire to amend and restate the Initial Stockholders Agreement to include each of JPMP Selldown, Ginger, Luke and Scarlett as parties hereto and to amend certain provisions of the Initial Stockholders Agreement; and

          WHEREAS, pursuant to Section 14(j) of the Initial Stockholders Agreement, the JPMP Investors, the Apollo Investors and the Company have the authority to approve such amendments to the Initial Stockholders Agreement as are set forth herein.

          NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements set forth herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

                                    AGREEMENT

SECTION 1. BOARD RIGHTS; INVESTOR RIGHTS; MANAGEMENT ARRANGEMENTS

          (a) BOARD OF DIRECTORS. From and after the Effective Time, at each annual or special meeting at which any directors of the Company are to be elected, and whenever the stockholders of the Company act by written consent with respect to the election of directors, each Investor, severally and not jointly, agrees to vote or otherwise give such Investor's consent in respect of all Stock (whether now or hereafter acquired) held of record or beneficially owned by such Investor, and the Company shall take all necessary and desirable actions within its control, in order to cause:

               (i) the authorized number of directors on the board of directors of the Company (the "BOARD") to be at least seven (7) but no greater than ten (10) directors, subject to reduction in accordance with Section 1(a)(ii) herein;

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               (ii)    the election to the Board of:

                       (A) that number of directors designated by the JPMP Investors (each, a "JPMP DESIGNEE") which when added to the number of JPMP Designees who are then directors and will continue to serve as directors without regard to such annual or special meeting or action by written consent does not exceed: (x) three
               (3) so long as the JPMP Investors, together with their Permitted Transferees, collectively own Shares representing at least 66% of the Initial Investor Shares owned by the JPMP Investors; (y) two
               (2) JPMP Designees so long as the JPMP Investors, together with their Permitted Transferees, collectively own Shares representing at least 50% but less than 66% of the Initial Investor Shares owned by the JPMP Investors; (z) one (1) JPMP Designee so long as the JPMP Investors, together with their Permitted Transferees, collectively own Shares representing at least 25% but less than 50% of the Initial Investor Shares owned by the JPMP Investors; PROVIDED, that for as long as either JPMP Selldown or JPMP Global owns any Shares and the JPMP Investors have the right to designate any directors pursuant to this clause (A), (i) if the JPMP Investors have the right to designate at least two directors, one such director shall be designated by JPMP Selldown (so long as JPMP Selldown owns Shares) and one such director shall be designated by JPMP Global (so long as JPMP Global owns Shares) and (ii) if the JPMP Investors have the right to designate at least one director, such director shall be designated by JPMP Selldown or by JPMP Global (in the event that JPMP Selldown does not own Shares and JPMP Global does own Shares); PROVIDED, FURTHER, that the designation of JPMP Designees is a right but not an obligation of the JPMP Investors. So long as the Apollo Investors are a Principal Investor, the right of the JPMP Investors to designate JPMP Designees shall be transferable to an Affiliate of the JPMP Investors or with the written consent of the Apollo Investors, such consent to be granted in the sole discretion of the Apollo Investors; PROVIDED, that such transfer is otherwise in accordance with this Agreement. If the Apollo Investors are no longer a Principal Investor, the right of the JPMP Investors to designate JPMP Designees shall be freely transferable in connection with any Transfer of Shares made by the JPMP Investors in accordance with this Agreement;

                       (B) that number of directors designated by the Apollo Investors (each, an "APOLLO DESIGNEE") which when added to the number of Apollo Designees who are then directors and will continue to serve without regard to such annual or special meeting or action by written consent does not exceed: (x) three
               (3) so long as the Apollo Investors, together with their Permitted Transferees, collectively own Shares representing at least 66% of the Initial Investor Shares owned by the Apollo Investors; (y) two (2) Apollo Designees so long as the Apollo Investors, together with their Permitted Transferees, collectively own Shares representing at least 50% but less than 66% of the Initial Investor Shares owned by the Apollo Investors;
               (z) one (1) Apollo Designee so long as the Apollo Investors, together with their Permitted Transferees, collectively own Shares representing at least 25% but less than 50% of the Initial Investor Shares owned

                                        3
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               by the Apollo Investors; PROVIDED, that for as long as Apollo
               Fund V owns any Shares and the Apollo Investors have the right to designate any directors pursuant to this clause (B), at least one Apollo Designee shall be designated by Apollo Fund V; PROVIDED, FURTHER, that the designation of Apollo Designees is a right but not an obligation of the Apollo Investors. So long as the JPMP Investors are a Principal Investor, the right of the Apollo Investors to designate Apollo Designees shall be transferable to an Affiliate of the Apollo Investors or with the written consent of the JPMP Investors, such consent to be granted in the sole discretion of the JPMP Investors; PROVIDED, that such transfer is otherwise in accordance with this Agreement. If the JPMP Investors are no longer a Principal Investor, the right of the Apollo Investors to designate Apollo Designees shall be freely transferable in connection with any Transfer of Shares made by the Apollo Investors in accordance with this Agreement;

                       (C) the Chief Executive Officer of AMC (the "MANAGEMENT DESIGNEE"); and

                       (D) up to three (3) independent directors designated (and the determination of independence to be made) (x) jointly by the Principal Investors, if at the time of such designation there are Principal Investors, (y) by the Principal Investor, if at the time of such designation there is only one Principal Investor, and provided that if there is only one Principal Investor, the Investors owning, in the aggregate, at least a majority of the then outstanding Shares owned by Investors approve such designation, and (z) by Investors owning, in the aggregate, at least a majority of the then outstanding Shares owned by Investors, if at the time of such request and designation there is no Principal Investor;

          all of which designees shall hold office, subject to their earlier removal in accordance with clause (a)(iii) below and applicable law, until their respective successors shall have been elected. Any reduction in the number of JPMP Designees or Apollo Designees, as the case may be, shall correspondingly reduce the number of directors on the Board until such time as either the JPMP Investors and their Permitted Transferees or the Apollo Investors and their Permitted Transferees, as the case may be, restore the number of Shares owned by each of them to the relevant percentage thresholds provided in clause
          (a)(ii)(A) or (a)(ii)(B), respectively;

               (iii) the removal from the Board (with or without cause) of (x) any director upon the written request of the Investor that designated such director; (y) in the case of any director not so designated by such Investors, by duly adopted action of the Board in accordance with this Agreement; or (z) in the case of any independent director, upon the written request of either of the Principal Investors.

               (iv) upon any vacancy in the Board as a result of any individual designated by either the JPMP Investors or the Apollo Investors pursuant to clause (ii) above ceasing to be a member of the Board, whether by resignation or otherwise (but not as a result of a Transfer by either the JPMP Investors or the Apollo Investors of a number of shares that results in the JPMP Investors or the Apollo Investors, as applicable, and their respective

                                        4
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          Permitted Transferees, owning a number of Shares that is less than a relevant threshold percentage provided in clauses (a)(ii)(A) or (B), as applicable), the election to the Board of an individual designated by either the JPMP Investors or the Apollo Investors, as the case may be;

               (v) upon any increase in the authorized number of directors on the Board, the apportionment of the right to designate additional directors to the JPMP Investors and the Apollo Investors, as applicable, such that after giving effect to such increase there is no change to either (a) the ratio of the number of directors to which the JPMP Investors are entitled to designate to the total number of directors (without regard to any vacancies) or (b) the ratio of the number of directors to which the Apollo Investors are entitled to designate to the total number of directors (without regard to any vacancies); in each case from the ratio in effect immediately prior to such increase; and

               (vi) in the event of any reduction in the number of JPMP Designees which the JPMP Investors are entitled to designate pursuant to Section 1(a)(ii) or any reduction in the number of Apollo Designees which the Apollo Investors are entitled to designate pursuant to
          Section 1(a)(iii), the removal from the Board of one or more JPMP Designees or Apollo Designees, as applicable, designated by the JPMP Investors or the Apollo Investors, as the case may be, to the extent that a sufficient number of JPMP Designees or Apollo Designees, as applicable, have not resigned from the Board.

In addition, prior to the earliest to occur of (A) the five year anniversary of the Effective Time, and (B) the Initial Public Offering, as to any matter or action that requires a vote or written consent of the stockholders of the Company, whether by law or pursuant to any agreement, and for so long as there is at least one Principal Investor, each Investor (other than any Investor who was or is a Principal Investor) agrees to vote its Shares, or to provide its written consent, only as directed by both Principal Investors (and if both Principal Investors do not agree as to any matter or action, each Investor agrees not to vote its Shares or provide its written consent with respect to such matter or action), or if there is only one Principal Investor, as directed by the sole Principal Investor; PROVIDED, that no Investor shall be required to vote in favor of, or provide its written consent to, any action that would disproportionately affect such Investor relative to the other Investors in any material and adverse manner. In the event that any Investor (other than any Investor who was or is a Principal Investor) entitled to vote on or provide its written consent with respect to a matter shall fail at any time to vote or act by written consent with respect to any Shares held of record or beneficially owned by such Investor or as to which such Investors has voting control, as agreed by such Investor in this Agreement, such Investor hereby irrevocably grants to and appoints each Principal Investor such Investor's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Investor, to vote or act by written consent with respect to such Shares and to grant a consent, proxy or approval in respect of such Shares, in each case in such manner as the Principal Investor(s) shall determine in its (or their) sole and absolute discretion. Each Investor (other than the Principal Investors) hereby affirms that the irrevocable proxy set forth in this Section 1(a) will be valid for the term of this Agreement and is given to secure the performance of the obligations of such Investors under this Agreement. Each such Investor hereby further affirms that each proxy hereby granted shall, for the term of this Agreement, be irrevocable and shall be deemed coupled with an interest.

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          (b)  COMMITTEES. The Board may, by duly adopted action of the Board, designate one or more committees of one or more directors, including alternates who may replace any absent or disqualified member at any meeting of the committee; PROVIDED, that so long as there is at least one JPMP Designee and one Apollo Designee, at least one JPMP Designee and one Apollo Designee shall be a member of each committee of the Board. Any action by any committee will require the approval of a majority of each of the JPMP Designee(s) and the Apollo Designee(s). In addition, each Investor agrees to take all necessary and desirable actions within its control to cause its designees to the Board to vote or otherwise give such director's consent to the creation and maintenance of:

               (i) a compensation committee of the Board, consisting of at least one JPMP Designee and at least one Apollo Designee so long as there is at least one JPMP Designee and one Apollo Designee, and any additional directors as the Board may determine, which compensation committee shall approve, by a majority vote (including a majority vote of each of the JPMP Designee(s) and the Apollo Designee(s)), all grants of stock options to employees of the Company, changes to compensation of officers of the Company, all annual bonuses granted to officers of the Company and all other employee benefits (including, without limitation, vacation policy, benefit plans, company automobiles and insurance) granted to officers of the Company; and

               (ii) an audit committee of the Board, consisting of at least one JPMP Designee and at least one Apollo Designee so long as there is at least one JPMP Designee and one Apollo Designee, and any additional directors as the Board may determine, which audit committee shall make all decisions relating to the retention, dismissal and compensation of the Company's independent auditor, and review and approve, by a majority vote (including a majority vote of each of the JPMP Designee(s) and the Apollo Designee(s)), the annual financial statements of the Company as audited by the Company's independent auditor.

          (c)  CERTAIN ACTIONS.

               (i) Without obtaining the approval of the Board, the Company shall not and shall not permit its Subsidiaries to:

                       (A) approve the Annual Budget of the Company or any Major Subsidiary or any multi-year projections of the Company or any Major Subsidiary;

                       (B) incur any indebtedness (other than ordinary course borrowings under revolving credit facilities), assume, guarantee, endorse or otherwise as an accommodation become responsible for any obligations of another Person, make any loan, advance or capital contribution to another Person, make any voluntary prepayments of existing indebtedness (other than ordinary course voluntary prepayments under revolving credit facilities), or make any amendment to the maturity date, aggregate principal amount or interest rate of existing indebtedness;

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                       (C)  hire the Chief Financial Officer or Chief Operating
               Officer of the Company or any Major Subsidiary, including setting or materially amending the terms accompanying such positions, or terminate the employment of the Chief Financial Officer or the Chief Operating Officer of the Company or any Major Subsidiary;

                       (D) appoint the independent auditor of the Company or terminate the engagement of any such independent auditor of the Company; PROVIDED, that if the Board resolves to establish an Audit Committee, such authority will accordingly be granted to such Audit Committee;

                       (E) purchase, exchange or otherwise acquire (including by way of merger, consolidation, business combination or similar transaction involving the Company or any of its Subsidiaries) any equity securities of any Person (other than a wholly-owned Subsidiary of the Company) or all or substantially all or a substantial portion of the business or assets of any Person in a single transaction or a series of related transactions or by any other manner;

                       (F) other than as contemplated in the Annual Budget or in any multi-year projection and approved by the Board pursuant to Section 1(c)(i)(A) herein, enter into any contract with a value in excess of $5 million or requiring payments in excess of $3 million per annum;

                       (G) settle any claim or litigation for an amount in excess of $5 million;

                       (H) form any Subsidiary of the Company, other than a wholly-owned Subsidiary thereof;

                       (I) enter into or become subject to any joint ventures, partnerships, alliances or similar arrangements, other than in the ordinary course of business of the Company; and

                       (J) without the approval of a majority of the disinterested members of the board, enter into any Affiliate Transaction, including the approval of the JPMP Designee(s) in the case of an Affiliate Transaction involving the Apollo Investors or any of their Affiliates and the approval of the Apollo Designee(s) in the case of an Affiliate Transaction involving the JPMP Investors or any of their Affiliates; PROVIDED, that, in the case where such Affiliate Transaction (i) has an aggregate value in excess of $5 million, (ii) is not a permitted "affiliate transaction" pursuant to any of the Financing Documents, and (iii) involves a Principal Investor or any of its Affiliates, such Affiliate Transaction must be (a) on terms that are no less favorable to the Company or its Subsidiaries, as the case may be, than would be available at the time of such Affiliate Transaction in a comparable transaction on an arm's-length basis with any unaffiliated third party, or (b) approved by at least one other Investor that is not a Principal Investor.

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               (ii)    In addition to certain of the aforementioned actions,
          without obtaining the approval of each Principal Investor if at such time there exists at least one Principal Investor, and if at such time there does not exist a Principal Investor, without obtaining the approval of the Board, the Company shall not and shall not permit any of its Subsidiaries to:

                       (A) enter into, agree to or cause or effectuate an AMC Sale;

                       (B) purchase, exchange or otherwise acquire (including by way of merger, consolidation, business combination or similar transaction involving the Company or any of its Subsidiaries) (i) any equity securities of any Person (other than a wholly-owned Subsidiary of the Company) or (ii) all or substantially all or a substantial portion of the business or assets of any Person in a single transaction or a series of related transactions or by any other manner, in the case of either (i) or (ii) above, with an aggregate value in excess of $25 million;

                       (C) sell, transfer, lease, license or otherwise engage in disposition transactions including assets or properties with a value in excess of $25 million, individually or in the aggregate;

                       (D) cause or permit any capital expenditures not specifically included in the Annual Budget approved pursuant to
               Section 1(c)(i)(A) herein and with a value in excess of $10 million;

                       (E) other than as contemplated in the Annual Budget or in any multi-year projection which in either instance is approved by the Board pursuant to Section 1(c)(i)(A) herein, enter into any contract with a value in excess of $25 million or requiring payments in excess of $10 million per annum;

                       (F) settle any claim or litigation for an amount in excess of $25 million;

                       (G) form any Subsidiary of the Company, other than a wholly-owned Subsidiary thereof, in which the Company invests an aggregate amount in excess of $5 million;

                       (H) enter into or become subject to any joint ventures, partnerships, alliances or similar arrangements in which the Company invests an aggregate amount in excess of $5 million;

                       (I)  cause or effectuate an Initial Public Offering;

                       (J) hire the Chief Executive Officer of the Company or any Major Subsidiary, including setting or materially amending the terms accompanying such position, or terminate the employment of the Chief Executive Officer of the Company or any Major Subsidiary;

                       (K) authorize, cause or effectuate any issuance or creation of securities or capital stock of the Company or any of its Subsidiaries (other than issuances made to wholly-owned Subsidiaries of the Company), including, but not limited to, any issuances of Shares;

                       (L) dissolve, liquidate, recapitalize or reorganize the Company or any Subsidiary of the Company, other than in connection with a combination of any wholly-owned Subsidiary of the Company with any other wholly-owned Subsidiary of the Company;

                       (M) purchase or redeem securities of the Company or any Subsidiary of the Company, declare or make any payment of any dividend or distribution in respect of the shares of Stock, or permit any dividend or distribution to be declared or paid on the securities of any Subsidiary of the Company, other than dividends or other distributions by a wholly-owned Subsidiary of the Company to the Company or a wholly-owned Subsidiary of the Company;

                       (N) adopt, materially amend or terminate any equity incentive or other material benefit program of the Company;

                       (O) incur any indebtedness (other than ordinary course borrowings under revolving credit facilities), assume, guarantee, endorse or otherwise as an accommodation become responsible for any obligations of another Person, make any loan, advance or capital contribution to another Person, make any voluntary prepayments of existing indebtedness (other than ordinary course voluntary prepayments under revolving credit facilities), or make any amendment to the maturity date, aggregate principal amount or interest rate of existing indebtedness, in each case, with a value in excess of $50 million or with recourse to any Investor; PROVIDED, that the incurrence of indebtedness with recourse to any Investor shall also require the consent of such Investor;

                       (P) change material tax elections or accounting methods of the Company or any Subsidiary of the Company;

                       (Q) waive or amend any provision of (A) the certificate of incorporation or bylaws of the Company, or (B) the debt financing documents relating to the acquisition of AMC, other than amendments that would discriminate against a particular Investor, in which case such amendment will require the consent of such Investor;

                       (R) enter into any Affiliate Transaction with an aggregate value in excess of $5 million or that is not negotiated on an arm's length basis;

                       (S) engage in any line of business or expand into any new business other than those related to the business conducted by the Company and its Subsidiaries on the date of this Agreement; and

                       (T) enter into any agreement, commitment or arrangement, to effect any of the foregoing.

          (d) SUBSIDIARY DIRECTORS. The Parties agree to take all necessary action, either directly through the Company or otherwise, to cause the board of directors of each Major Subsidiary to have at all times a board composition that has the same proportion of Board designees of each of the JPMP Investors and the Apollo Investors, as applicable, as the Company, unless otherwise determined by holders of a majority of outstanding Stock, including each Principal Investor if at such time there exists at least one Principal Investor, and the Parties further agree that the other board and voting rights set forth in this Section 1 shall be granted, MUTATIS MUTANDIS, to each of the Investors in respect of each Major Subsidiary's boards of directors.

          (e) QUORUM. So long as there is at least one JPMP Designee and one Apollo Designee, no action may be taken at a meeting of the Board unless a quorum consisting of at least one JPMP Designee and at least one Apollo Designee is present; PROVIDED, that each of the JPMP Designees and the Apollo Designees shall not have the right to assert the foregoing quorum right with respect to its group of designees in respect of a duly called meeting if all of the JPMP Designees or the Apollo Designees (as the case may be) have failed to attend the two immediately prior duly called Board meetings.

          (f) CHAIRMAN. A chairman may be appointed by the directors from among themselves. The Chairman, if appointed, will preside over meetings of the Board but shall otherwise have no greater authority than any other director.

          (g) PAYMENTS TO DIRECTORS; REIMBURSEMENTS. No director who is an officer of the Company or otherwise employed by the Company shall be entitled to remuneration from the Company for services rendered in his or her capacity as a director (other than for reimbursement of reasonable out-of-pocket expenses of such director in accordance with Company policy). All directors will be entitled to reimbursement of their reasonable out-of-pocket expenses incurred in connection with their attendance at Board meetings and such director fees as may be authorized by the Board; PROVIDED, HOWEVER, that should the Board authorize the payment of any director or similar fees, each director (other than any director who is an officer of the Company or otherwise employed by the Company) shall receive the same fee as each of the other directors.

          (h) COMPETITIVE OPPORTUNITY. If any director acquires knowledge of a potential transaction or matter which may be an investment or business opportunity or prospective economic or competitive advantage in which the Company could have an interest or expectancy (a "COMPETITIVE OPPORTUNITY") or otherwise is then exploiting any Competitive Opportunity, the Company shall have no interest in, and no expectation that, such Competitive Opportunity be offered to it, any such interest or expectation being hereby renounced so that each director (other than any such director who is an officer of the Company or otherwise employed by the Company or is bound by any employment, consulting or noncompetition agreements that prohibit such actions) shall (i) have no duty to communicate or present such Competitive Opportunity to the Company and (ii) have the right to hold any such Competitive Opportunity for such director's (and its agents', partners' or affiliates') own account and benefit or to recommend, assign or otherwise transfer or deal in such Competitive Opportunity to Persons other than the Company or any Affiliate of the Company.

          (i) NOTICE OF MEETINGS. Regular meetings of the Board may be held without notice. Special meetings of the Board may be called by any JPMP Designee or any Apollo Designee and may be held upon forty-eight hours' notice to each director, either personally, by mail, by telegram or by facsimile, or such shorter period as approved by the JPMP Designees and the Apollo Designees; PROVIDED, that such notice requirement shall be deemed waived for any special meeting if each director is present at such special meeting.

SECTION 2. TRANSFERS

          (a) TRANSFER RESTRICTIONS. Each of the Investors agrees and acknowledges that it will not, directly or indirectly (through one or more of its Affiliates or otherwise), from the date hereof until the earlier to occur of
(a) five years from the Effective Time and (b) the IPO Date (such period, the "BLOCKOUT PERIOD"), Transfer any economic or voting interest in any Shares, unless such Transfer is a Permitted Transfer. Notwithstanding the foregoing, no Investor shall be permitted, without the prior written consent of each Principal Investor if at such time there exists at least one Principal Investor, to (i) prior to the expiration of the Blockout Period, Transfer any economic or voting interest in any Shares to any Person that competes in any material respect with the business conducted by AMC at the time of such proposed Transfer, (ii) pledge, hypothecate or grant any security interest in any Shares, or (iii) Transfer any Shares in any manner that would violate, cause a default, or constitute a "change of control" or similar event, under any of the Company's or any of the Company's Subsidiaries' material debt agreements, indentures and other agreements or instruments evidencing material indebtedness of the Company or any of its Subsidiaries, as such agreements, indentures and instruments may be amended or modified from time to time in accordance with their terms (collectively, "FINANCING DOCUMENTS"); PROVIDED, that this clause (iii) shall not apply with respect to an AMC Sale involving a sale of the entire Company or all or substantially all of its assets or, if in connection with such Transfer of Shares, the material indebtedness of the Company or any of its Subsidiaries is amended, modified or refinanced such that there does not exist a violation, default or "change of control" pursuant to such material indebtedness. For purposes of determining whether a Transfer of Shares would constitute a "change of control," Shares sold by any Investor pursuant to Tag-Along Rights provided in Section 5 shall be included in such calculation. As a condition to any Transfer of Shares prior to the IPO Date, the transferee of such Shares shall become a party to this Agreement and shall be treated as an Investor hereunder (but not as a Principal Investor unless (A) the transferor was a Principal Investor, and (B) each Principal Investor consents in their respective sole discretion) with the same rights and obligations of an Investor (but not as a Principal Investor unless (A) the transferor was a Principal Investor, and (B) each Principal Investor consents in their respective sole discretion) for all purposes of this Agreement. No holder of Shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

          (b) TRANSFER NOTICE. Prior to any proposed Transfer of any Shares (other than under the circumstances described in clause (i), (ii), (iii) or (v) of the definition of Permitted Transfer), the Investor holding such Shares to be Transferred shall give written notice to the Company of its intention to effect such Transfer (the "TRANSFER NOTICE"). Such Transfer Notice shall set forth in reasonable detail the terms and conditions of such proposed Transfer, including
(i) the percentage
of such Selling Investor's Shares that would be Transferred, (ii) the number of Shares proposed to be Transferred (the "OFFERED SHARES"), (iii) the proposed amount and form of consideration to be paid for the Offered Shares and (iv) all other material terms of the proposed Transfer. In the event that the terms and/or conditions set forth in the Transfer Notice are thereafter amended in any material respect, the Transfer Notice shall be of no further force and effect and the transferring Investor shall give a new Transfer Notice containing such amended terms and conditions. Subject to Section 2, 3, 4 and 5 herein (including any applicable time periods set forth in those Sections), and subject to Section 7(c) herein, the Investor holding such Shares to be Transferred shall have the right, after receipt by the Company and the other Investors of the Transfer Notice, to Transfer Shares in accordance with the terms set forth in such Transfer Notice.

SECTION 3. RIGHT OF FIRST OFFER

          (a) COMPANY RIGHT OF FIRST OFFER. Subject to Section 3(i), if, at any time, an Investor (a "SELLING INVESTOR") proposes to Transfer any Shares to any Person (the "OFFEROR"), such Selling Investor shall comply with the provisions of this Section 3. Within five (5) Business Days of receipt of the Transfer Notice (the "COMPANY ELECTION PERIOD"), the Company shall have the irrevocable right to elect to purchase all, or a portion, of the Offered Shares at the price and on the terms and conditions set forth in the Transfer Notice by delivery of a written notice to the Selling Investor (the "COMPANY ELECTION NOTICE"). The Company Election Notice will be binding on and enforceable against the Company as concerns the purchase and sale of all of such Offered Shares at the price and on the terms and conditions set forth in the Transfer Notice.

          (b) INVESTOR RIGHT OF FIRST OFFER. If the Company elects not to exercise its right to purchase all of the Offered Shares within the Company Election Period or elects to purchase less than all of the Offered Shares, the Company shall give each Investor notice of such election and deliver to each Investor other than the Selling Investor (each, a "NON-SELLING INVESTOR") and each Management Stockholder a copy of the Transfer Notice within two (2) Business Days of the expiration of the Company Election Period, then, within twelve (12) Business Days of the date the Company Election Period terminates (the "INVESTOR ELECTION PERIOD"), each Non-Selling Investor shall have the right to elect (which election shall be irrevocable) to purchase up to that portion (pro rata based upon the relative number of Shares owned by such Non-Selling Investor to the Shares owned by all other Non-Selling Investors at such time) of the remaining Offered Shares at the price and on the terms and conditions set forth in the Transfer Notice by delivery of a written notice to the Company (the "INVESTOR ELECTION NOTICE"). The Investor Election Notice will be binding on and enforceable against each Non-Selling Investor as concerns the purchase and sale of all of such Offered Shares at the price and on the terms and conditions set forth in the Transfer Notice.

          (c) INVESTOR OVER-ALLOTMENT PERIOD. If the Company has elected not to exercise its right to purchase all of the Offered Shares within the Company Election Period or elected to purchase less than all of the Offered Shares and the Non-Selling Investors have in the aggregate elected to purchase some but less than all of the Offered Shares, the Company shall give those Non-Selling Investors, if any, who elected to purchase all of Offered Shares (a "FULLY SUBSCRIBED NON-SELLING INVESTOR") which were available to be purchased by them pursuant to Section 3(b), a notice within two (2) Business Days of the expiry of the Investor Election Period of the number of additional Offered Shares available to be purchased (the "REMAINING OFFERED SHARES"). Each

Fully Subscribed Non-Selling Investor may elect (which election shall be irrevocable) to purchase up to its pro rata share (based on the ratio of the relative number of Shares owned by such Fully Subscribed Non-Selling Investor to the number of Shares owned by all of the Fully Subscribed Non-Selling Investors) of the Remaining Offered Shares by delivery to the Company of a written notice (the "SECOND INVESTOR ELECTION NOTICE") within seven (7) Business Days of the expiry of the Investor Election Period (the "SECOND INVESTOR ELECTION PERIOD"). In anticipation of the contingency that not all of the Remaining Offered Shares are elected to be purchased pursuant to the preceding sentence (any such Remaining Offered Shares not elected to be purchased, the "ADDITIONAL REMAINING OFFERED SHARES"), each Fully Subscribed Non-Selling Investor may also elect prior to the expiry of the Second Investor Election Period (which election shall be made concurrently and on the same form as the election in the previous sentence, and in any event shall be irrevocable) to purchase up to all of the Additional Remaining Offered Shares; provided that the Investors shall, as much as reasonably practicable, consult with each other and coordinate the exercise of rights such that all Remaining Offered Shares and Additional Remaining Offered Shares are elected to be purchased and each shall use all reasonable efforts to inform the others of the actions it will take at least three (3) Business Days in advance of the expiration of the Second Investor Election Period and to inform each other as promptly as practicable of any change of intention made thereafter, but prior to the expiration of the Second Election Period. To the extent that there are Remaining Offered Shares and the Fully Subscribed Non-Selling Investors have, in the aggregate, elected to purchase more of the Remaining Offered Shares than are available, such Remaining Offered Shares shall be apportioned pro rata amongst the Fully Subscribed Non-Selling Investors who have elected to purchase Remaining Offered Shares (determined based on the ratio of the number of Shares owned by each such Fully Subscribed Non-Selling Investor who has elected to purchase more than their pro rata portion of Remaining Offered Shares to the aggregate number of Shares held by all such Fully Subscribed Non-Selling Investors who have elected to purchase more than their pro rata portion of Remaining Offered Shares).

          (d) RESTRICTIONS. The right of each of the Company and the Non-Selling Investor as provided for in this Section 3 will be void AB INITIO if the Company Election Notice, all Investor Election Notices and all Second Investor Election Notices, collectively constitute an offer to purchase less than all of such Offered Shares.

          (e) EXERCISE. Provided that the Company Election Notice, all Investor Election Notices and all Second Investor Election Notices, collectively constitute an offer to purchase all of such Offered Shares, then within ten (10) days of receipt of the Company Election Notice, the Investor Election Notice, and the Second Investor Election Notice, as the case may be, either the Company or any Non-Selling Investor, or both (in each case, the "ELECTING PARTY"), shall deliver to the Selling Investor (by certified check or wire transfer in immediately available funds to an account specified by the Selling Investor) the purchase price of such Offered Shares to be purchased by the Electing Party, and the Selling Investor shall deliver stock certificates duly endorsed for Transfer or with duly executed stock powers or similar instruments, or such other instrument of Transfer of such Transferred Shares as may be reasonably requested by the Electing Party with all stock transfer taxes paid and stamps affixed. If any Governmental Approval is required in connection with any such purchase of Offered Shares and such Governmental Approval has not been completed or obtained on or prior to the date scheduled for closing, the closing of the purchase of all Offered Shares shall take place on the third Business Day after such

Governmental Approval has been completed or obtained. The Selling Investor and the Electing Party shall each use reasonable efforts to complete or obtain any such required Governmental Approval; PROVIDED, HOWEVER, that neither the Selling Investor nor the Electing Party shall be required to agree to any divestiture or operational constraint or pay any material amount of money (other than the filing fee payable in connection with any notification required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR"), or in connection with any notification or filing under any foreign competition laws which shall be paid by such Electing Party) as a condition of obtaining such Governmental Approval. If each of the Parties has acted in good faith to complete or obtain any such required Governmental Approval and such Governmental Approval has not been completed or obtained on or before the date which is ninety (90) days after receipt by the Selling Investor of the Company Election Notice, the Investor Election Notice or the Second Investor Election Notice, as the case may be, the proposed sale of Offered Shares subject to such required Governmental Approval shall be cancelled with respect to such Electing Party and, for all purposes, such Electing Party shall be deemed to have elected not to purchase such Offered Shares pursuant to this Section 3, and the Selling Investor shall be free to Transfer the Offered Shares to (i) any Non-Selling Investors, if any remain, and the Company in accordance with this Section 3; PROVIDED, that the right of each of the Company and such Non-Selling Investors set forth in this Section 3 will be void AB INITIO if the Company and such Non-Selling Investors, collectively, offer to purchase less than all of the Offered Shares or (ii) in the absence of any remaining Non-Selling Investor, the Offeror. Each Electing Party shall only be required to give customary representations and warranties, including, but not limited to, legal authority and capacity, and non-contravention of other agreements to which it is a party. Each Electing Party shall be required to enter into any instrument, undertaking or obligation necessary or reasonably requested and deliver all documents necessary or reasonably requested in connection with such sale (as specified in the Transfer Notice) as a condition to the exercise of such holder's rights to Transfer Shares under this Section 3.

          (f) ACCEPTANCE OF OFFER. Subject to Section 5, if the Company and the Non-Selling Investors have not collectively elected to purchase all of the Offered Shares prior to the expiry of the Investor Election Period or the Second Investor Election Period, as the case may be, the Selling Investor shall have the right to Transfer the Offered Shares specified in the Transfer Notice in accordance with the terms of this Agreement, but only at a price and upon terms and conditions in the aggregate no less favorable to the Selling Investor than those stated in the Transfer Notice and only if the consummation of sale occurs on a date within ninety (90) days from the end of the Investor Election Period or the Second Investor Election Period, as the case may be.

          (g) CONSIDERATION. For purposes of calculating the purchase price of any such Transfer, if any portion of the consideration is paid other than in cash, the Fair Market Value of any non-cash consideration shall be determined in accordance with the definition of Fair Market Value herein and any Electing Party may deliver an amount of cash equal to the Fair Market Value of such non-cash consideration in consideration for the Shares to be purchased by such Electing Party.

          (h)  CLOSING. The closing of the transactions contemplated by this
Section 3 shall occur at the principal place of business of the Company unless otherwise agreed to in writing by the parties to such transaction.

          (i) CERTAIN PROVISIONS APPLICABLE TO THE ROFO. Notwithstanding the foregoing: (i) prior to any Transfer of Shares by a Selling Investor pursuant to this Section 3, the Selling Investor shall, after complying with the provisions of this Section 3, comply with the provisions of Section 5 hereof, if applicable; (ii) neither the Company nor any Investor shall be entitled to the right of first offer ("ROFO") under this Section 3 with respect to a Permitted Transfer of any Shares within the meaning of clauses (ii), (iii) or (v) of the definition of "Permitted Transfer" by any Investor; (iii) no Investor shall be entitled to the ROFO under this Section 3 at any time that it and its Permitted Transferees collectively own less than 25% of such Investor's Initial Investor Shares; (iv) no Investor shall be entitled to the ROFO under this Section 3 in connection with an AMC Sale that is a merger, consolidation, business combination or similar transaction involving a sale of the entire Company; and
(v) no Investor shall be entitled to the ROFO under this Section 3 in connection with a drag-along sale pursuant to Section 4.

          (j) TIME LIMITATION. If at the end of the 90th day after the end of the Investor Election Period or the Second Investor Election Period, as the case may be, the Selling Investor has not completed the proposed Transfer, the Transfer Notice shall be null and void, and it shall be necessary for a separate Transfer Notice to be delivered, and the terms and provisions of this Section 3 separately complied with, in order to consummate such Transfer pursuant to this
Section 3.

SECTION 4. DRAG-ALONG RIGHTS

          (a) DRAG-ALONG RIGHT. Subject to Section 4(d), if at any time (i) during the Blockout Period, the Principal Investors acting together or a Principal Investor if at such time there exists only one Principal Investor, or
(ii) following the Blockout Period, any Investors owning, in the aggregate, at least 50% of the then outstanding Shares, (in the case of either (i) and (ii), collectively, the "DRAG-ALONG SELLERS") propose a sale to any Independent Third Party (a "DRAG-ALONG TRANSFEREE") in a bona fide arm's length transaction or series of transactions (including pursuant to a purchase agreement, tender offer, merger or other business combination transaction or otherwise) of all of the Shares such Drag-Along Sellers own (an "EXIT SALE"), then the Drag-Along Sellers may elect to require each other Investor to sell all, but not less than all, of such other Investor's Shares, as a part of the Exit Sale to such Drag-Along Transferee, at the purchase price and upon the terms and subject to the conditions of the Exit Sale (all of which shall be set forth in the Drag-Along Notice as hereinafter defined) and may also require each other Investor to vote in favor of such Exit Sale or act by written consent approving the same with respect to all Shares owned by such Investor, as necessary or desirable to authorize, approve and adopt the Exit Sale. In the event that any Investor shall fail to vote the Shares held by it in favor of the Exit Sale, such Investor shall, upon such failure to so vote, be deemed immediately to have granted the Drag-Along Sellers a proxy to vote such Investor's Shares in favor of the Exit Sale. Such Investor acknowledges that each such proxy granted hereby, including any successive proxy, if necessary, is being given to secure the performance of an obligation hereunder, is coupled with an interest, and shall be irrevocable until such obligation is performed. Without limiting the foregoing, if an Exit Sale or an AMC Sale involving a sale of the entire Company or all or substantially all of its assets to an Independent Third Party requires the approval of the Company's stockholders, each Investor shall waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation. In the event that a sale is proposed pursuant to this
Section 4, all outstanding proposals to Transfer Shares shall immediately be withdrawn and no Transfer of Shares shall be consummated until the expiration of the time period provided for in Section 4(e).

          (b) NOTICE. The rights set forth in Section 4(a) shall be exercised by the Drag-Along Sellers giving written notice (the "DRAG-ALONG NOTICE") to each other Investor and the Company, at least ten (10) Business Days prior to the date on which the Drag-Along Sellers expect to consummate the Transfer giving rise to such Drag-Along Right. In the event that the terms and/or conditions set forth in the Drag-Along Notice are thereafter amended in any material respect, the Drag-Along Sellers shall give written notice (an "AMENDED DRAG-ALONG NOTICE") of the amended terms and conditions of the proposed Transfer to each other Investor. Each Drag-Along Notice and Amended Drag-Along Notice shall set forth: (i) the name of the Drag-Along Transferee and the amount of Shares proposed to be purchased by such Drag-Along Transferee, (ii) the proposed amount of consideration and material terms and conditions of payment offered by the Drag-Along Transferee, and (iii) a summary of any other material terms pertaining to the Transfer.

          (c) EXERCISE. All Transfers of Shares to the Drag-Along Transferee pursuant to this Section 4 shall be consummated simultaneously at the offices of the Company, unless the Drag-Along Sellers elect otherwise, on the later of (i) a Business Day not less than ten (10) or more than sixty (60) days after the Drag-Along Notice is received by such other Investors and the Company or (ii) the third Business Day following receipt of all material Governmental Approvals, or at such other time and/or place as each of the parties to such Transfers may agree. The delivery of stock certificates shall be made on such date, against payment of the purchase price for such Shares, duly endorsed for Transfer or with duly executed stock powers or similar instruments, or such other instrument of Transfer of such Shares as may be reasonably requested by the Drag-Along Sellers and the Company, with all stock transfer taxes paid and stamps affixed. Each other Investor shall receive the same amount of consideration received by the Drag-Along Sellers per Share. To the extent that the Parties (or any successors thereto) are to provide any indemnification or otherwise assume any other post-closing liabilities, the Drag-Along Sellers and all other Investors selling Shares in a transaction under this Section 4 shall do so severally and not jointly (and on a pro rata basis in accordance with the Shares being sold by each) and their respective potential liability thereunder shall not exceed the proceeds received. Furthermore, each other Investor shall only be required to give customary representations and warranties, including, but not limited to, title to Shares conveyed, legal authority and capacity, and non-contravention of other agreements to which it is a party; PROVIDED, that in connection with such transaction no Investor shall be required to enter into any non-competition agreement. Each Investor shall be required to enter into any instrument, undertaking or obligation necessary or reasonably requested and deliver all documents necessary or reasonably requested in connection with such sale (as specified in the Drag-Along Notice) in connection with this Section 4.

          (d) CERTAIN RESTRICTIONS. Notwithstanding the foregoing, no drag-along rights under this Section 4 shall apply with respect to any Permitted Transfer within the meaning of clause (ii), (iii) or (v) of the definition of "Permitted Transfer" herein.

          (e) TIME LIMITATION. If at the end of the 90th day after the receipt of the Drag-Along Notice the Drag-Along Sellers have not completed the proposed Transfer, the Drag-Along Notice shall be null and void, and it shall be necessary for a separate Drag-Along Notice to be delivered, and the terms and provisions of this Section 4 separately complied with, in order to consummate such Transfer pursuant to this Section 4; PROVIDED, that such 90 day time period may be extended at the option of the Drag-Along Sellers for a reasonable period of time not to exceed an additional 90 days to the extent that the failure to complete the proposed Transfer is cause by the failure to obtain the necessary Governmental Approvals.

SECTION 5. TAG-ALONG RIGHTS

          (a) NOTICE. Subject to Section 5(d) and after complying with the provisions of Section 3, if at any time a Selling Investor (referred to in this Section 5 as the "TAG-ALONG SELLER") proposes to Transfer Shares held by such Tag-Along Seller to any Person other than the Company (except where the Tag-Along Seller is a Principal Investor and the transferee is the Company, in which case the provisions of this Section 5 will apply) or the Non-Selling Investors pursuant to Section 3, whether in one transaction or in a series of related transactions, then such Tag-Along Seller shall comply with the provisions of this Section 5. In addition to the information required to be provided in the Transfer Notice pursuant to Section 2(b), the Tag-Along Seller shall provide additional information with respect to the proposed sale as reasonably requested by the other Investors to the Company. Following receipt of such additional information, the Company shall promptly deliver such additional information to the Management Stockholders and the Non-Selling Investors.

          (b) TAG-ALONG RIGHT. If the Company and the Non-Selling Investors have in the aggregate not elected to purchase all of the Offered Shares pursuant to Section 3, the Company shall give the Non-Selling Investors and the Management Stockholders, a notice within two (2) Business Days of the expiry of the Investor Election Period or the Second Investor Election Period, as the case may be, that all of the Offered Shares were not elected to be purchased and informing such Non-Selling Investor of their opportunity to participate in a tag-along sale pursuant to this Section 5 and informing the Management Stockholders of their opportunity to participate in the tag-along sale pursuant to the Management Stockholders Agreement. The other Investors and the Management Stockholders shall have the right, exercisable upon written notice to the Tag-Along Seller within seven (7) Business Days after the expiration of the Investor Election Period or the Second Investor Election Period, as the case may be (the "TAG-ALONG ELECTION PERIOD"), to participate in the proposed Transfer by the Tag-Along Seller to any Person (the "TAG-ALONG TRANSFEREE") on the terms and conditions set forth in such Transfer Notice (such participation rights being hereinafter referred to as "TAG-ALONG RIGHTS"). Any other Investor and any Management Stockholder that has not notified the Tag-Along Seller of its intent to exercise Tag-Along Rights within the Tag-Along Election Period shall be deemed to have elected not to exercise such Tag-Along Rights with respect to the sale contemplated by such Transfer Notice. Each other Investor and Management Stockholder may participate with respect to the Shares owned by such Investor or with respect to the number of whole Restricted Shares (as defined in the Management Stockholders Agreement), including any (a) Restricted Shares issuable upon exercise of Vested Options (as defined in the Management Stockholders Agreement) or (b) any Restricted Shares that will be issuable pursuant to options that vest as a result of the consummation of the Transfer to the Tag-Along Transferee (collectively, "MANAGEMENT SHARES"), as the case may be, in an amount equal to the product obtained by multiplying (i) in the case of an Investor, the aggregate number of Shares owned by such other Investor on the date of the sale and, in the case of a Management Stockholder, the aggregate number of Management Shares owned by such other Management Stockholder on the date of the Sale by (ii) a fraction, the numerator of which is equal to the number of Shares proposed to be sold by the Tag-Along Seller and the denominator of which is the aggregate number of Shares owned by the Tag-Along Seller (the "ELIGIBLE SHARES"). If one or more other Investors and Management Stockholders elects not to include the maximum number of Eligible Shares in a proposed sale, the Tag-Along Seller shall give prompt notice to each other participating Investor (including the Tag-Along Seller) and participating Management Stockholders and such other participating Investor and participating Management Stockholders may sell in the proposed sale a number of additional Shares or Management Shares, as the case may be, owned by any of them equal to their pro rata portion (based upon the aggregate number of Shares owned by such Investor or the aggregate number of Management Shares owned by such Management Stockholder, as the case may be, relative to the aggregate number of Shares and Management Shares owned by all Investors and Management Stockholders) of the number of Shares and Management Shares eligible to be included in the proposed sale. Such additional Shares and Management Shares which any such Investor(s) or Management Stockholder(s) proposes to sell shall not be included in the calculation of Eligible Shares of such Investor or Management Stockholder. To the extent that the total number of Shares and Management Shares proposed to be sold by the Tag-Along Seller and the number of Eligible Shares proposed to be sold by all of the other Investors and Management Stockholders collectively exceeds the number of Shares and Management Shares that the Tag-Along Transferee is willing to purchase, the number of Shares and Management Shares that the Tag-Along Seller and each other Investor and Management Stockholder propose to sell will be reduced pro rata based upon the relative number of Shares and Management Shares that the Tag-Along Seller and each other Investor and Management Stockholder had proposed to sell.

          (c) EXERCISE. At the closing of the sale to any Tag-Along Transferee pursuant to this Section 5, the delivery of stock certificates shall be made on such date by the Tag-Along Seller and such other Investors and Management Stockholders exercising Tag-Along Rights, against payment of the purchase price for such Shares and Management Shares, duly endorsed for Transfer or with duly executed stock powers or similar instruments, or such other instrument of Transfer of such Shares and Management Shares as may be reasonably requested by the Tag-Along Transferee and the Company, with all stock transfer taxes paid and stamps affixed. The consummation of such proposed Transfer shall be subject to the sole discretion of the Tag-Along Seller, who shall have no liability or obligation whatsoever to any other Investor or Management Stockholder participating therein in connection with such Investor's or Management Stockholder's Transfer of Shares or Management Shares. Each other Investor and Management Stockholder shall receive the same amount and form of consideration received by the Tag-Along Seller per each Share on the same terms and conditions as the Tag-Along Seller. To the extent that the Parties (or any successors thereto) are to provide any indemnification or otherwise assume any other post-closing liabilities, the Tag-Along Seller and all other Investors and Management Stockholders participating in a transaction under this Section 5 shall do so severally and not jointly (and on a pro rata basis in accordance with the Shares being sold by each), and their respective potential liability thereunder shall not exceed the proceeds received; PROVIDED, that in connection with such transaction no Investor or Management Stockholder shall be required to enter into any non-competition agreement. If any Governmental Approval is required in connection with any such Transfer of Shares and such Governmental Approval has not been completed or obtained on or prior to the date scheduled for closing, the closing of Transfer of Shares and Management Shares shall take place on the third Business Day after such Governmental Approval has been completed or obtained. Each participating Investor shall be required to enter into any instrument, undertaking, obligation or make any filing necessary or reasonably requested and deliver all documents necessary or reasonably requested in connection with such sale (as specified in the Transfer Notice) as a condition to the exercise of such holder's rights to Transfer Shares under this Section 5.

          (d) CERTAIN RESTRICTIONS. Notwithstanding the foregoing, no Tag-Along Rights of any Investor or Management Stockholder shall apply hereunder with respect to any sales pursuant to (i) any Permitted Transfer within the meaning of clause (ii), (iii), (iv) or (v) of the definition of "Permitted Transfer" herein, (ii) any drag-along sale pursuant to Section 4 or (iii), in the case of Management Stockholders, pursuant to Transfers in which the Management Stockholders do not have tag along rights pursuant to Section 4 of the Management Stockholders Agreement.

          (e) TIME LIMITATION. If at the end of the 90th day after the end of the Investor Election Period or the Second Investor Election Period, as the case may be, the Tag-Along Seller has not completed the proposed Transfer, the Transfer Notice shall be null and void, and it shall be necessary for a separate Transfer Notice to be delivered, and the terms and provisions of this Section 5 separately complied with, in order to consummate such Transfer pursuant to this
Section 5.

SECTION 6. PARTICIPATION RIGHTS

          (a) PARTICIPATION RIGHTS. The Company shall not, and shall not permit any Subsidiary (the Company and each Subsidiary, as "ISSUER") to, issue or sell any Shares, shares of stock or other securities (including debt securities or other evidences of indebtedness) which are directly or indirectly convertible into or exchangeable or exercisable for any shares of stock or other equity securities, in each case, to any Person or Persons, including by means of a public offering (except as otherwise provided in Section 6(k)) (each an "ISSUANCE" of "SUBJECT SECURITIES"), except in compliance with this provisions of this Section 6. If required by each Principal Investor so long as there are any Principal Investors, as a condition to any such Issuance to any Person who is not an Investor prior to the IPO Date, such Person shall become a party to this Agreement and shall be treated as an Investor (but not a Principal Investor) hereunder with the same rights and obligations of an Investor (but not a Principal Investor) for all purposes of this Agreement.

          (b) OFFER. At least ten (10) Business Days prior to the consummation of an Issuance, a notice (the "PARTICIPATION NOTICE") shall be delivered by the Issuer and received by each Investor (the "PARTICIPATING OFFEREES"). The Participation Notice shall include:

               (i) the principal terms and conditions of the proposed Issuance, including (A) the amount, type and terms of the Subject Securities to be included in the Issuance, (B) the number of Equivalent Shares represented by such Subject Securities, if applicable, (C) each Participating Offeree's pro rata share of such Subject Securities based on such Participating Offeree's Percentage Interest in the Company (the "PARTICIPATION PORTION"), (D) the price (including, if applicable, the maximum and minimum price per Equivalent Share) per unit of the Subject Securities, including a description of any non-cash consideration that is sufficiently detailed to permit valuation thereof, (E) the proposed manner of disposition, (F) the name and address of the Person to whom the Subject Securities will be issued (the "PROSPECTIVE SUBSCRIBER") and (G) if known, the proposed Issuance date; and

               (ii) an offer by the Issuer to issue, at the option of each Participating Offeree, to such Participating Offeree such portion of the Subject Securities to be included in the Issuance as may be requested by such Participating Offeree (not to exceed such Participating Offeree's Participation Portion), on the same terms and conditions as each unit of Subject Securities issued to Prospective Subscribers.

          (c) EXERCISE. Each Participation Offeree desiring to accept the offer contained in the Participation Notice shall accept such offer by delivering a written notice of such acceptance to the Issuer within ten (10) Business Days after the receipt of the Participation Notice specifying the amount of Subject Securities (not to exceed such Participating Offeree's Participation Portion) which such Participation Offeree desires to be issued (each a "PARTICIPATING BUYER"). Each Participation Offeree who does not accept such offer in compliance with the above requirements, including the applicable time periods, shall be deemed to have waived all of such Investor's rights to participate in such Issuance, and the Issuer shall thereafter be free to issue Subject Securities in such Issuance to the Prospective Subscriber and any Participating Buyers, at a price no less than the minimum price set forth in the Participation Notice and on other principal terms in the aggregate not substantially more favorable to the Prospective Subscriber than those set forth in the Participation Notice, without any further obligation to such non-accepting Participating Offerees pursuant to this Section 6. If, prior to consummation, the terms and conditions of such proposed Issuance as set forth in the Participation Notice shall change with the result that the price shall be less than the minimum price set forth in the Participation Notice or the other principal terms shall be substantially more favorable to the Prospective Subscriber than those set forth in the Participation Notice, it shall be necessary for the Issuer to give written notice (an "AMENDED PARTICIPATION NOTICE") in order to consummate such Issuance; PROVIDED, HOWEVER, that if an Amended Participation Notice is issued, each Participating Buyer shall have an additional five (5) Business Days to exercise its right of participation as provided in this Section 6.

          (d) IRREVOCABLE ACCEPTANCE. The acceptance of each Participating Buyer shall be irrevocable except as hereinafter provided, and each such Participating Buyer shall be bound and obligated to acquire in the Issuance on the same terms and conditions, with respect to each unit of Subject Securities issued, as the Prospective Subscriber, such amount of Subject Securities as such Participating Buyer shall have specified in such Participating Buyer's written commitment.

          (e) TIME LIMITATION. If at the end of the 90th day after the receipt of the Participation Notice the Issuer has not completed the Issuance, the Participation Notice shall be null and void, and it shall be necessary for a separate Participation Notice to be delivered, and the terms and provisions of this Section 6 separately complied with, in order to consummate such Issuance pursuant to this Section 6.

          (f) OTHER SECURITIES. The Issuer may condition the participation of the Participating Offerees in an Issuance upon the purchase by such Participating Offerees of any securities (including debt securities) other than Subject Securities ("OTHER SECURITIES") in the event that the participation of the Prospective Subscriber(s) in such Issuance is so conditioned. In such case, each Participating Buyer shall acquire in the Issuance, together with the Subject Securities to be acquired by it, Other Securities in the same proportion to the Subject Securities to be acquired by it as the proportion of Other Securities to Subject Securities being acquired by the Prospective Subscriber(s) in the Issuance, on the same terms and conditions as each unit of Subject Securities and Other Securities being issued to the Prospective Subscriber(s).

          (g) CERTAIN LEGAL REQUIREMENTS. In the event that the participation in the Issuance by a Participation Offeree as a Participating Buyer would require under applicable law (i) the registration or qualification of such Subject Securities or of any Person as a broker or dealer or agent with respect to such Subject Securities where such registration or qualification is not otherwise required for the Issuance or (ii) the provision to any participant in the Issuance of any specified information regarding the Company or any of its Subsidiaries or the Subject Securities that is not otherwise required to be provided for the Issuance, such Participation Offeree shall not have the right to participate in the Issuance. Without limiting the generality of the foregoing, it is understood and agreed that the Issuer shall not be under any obligation to effect a registration of such Subject Securities under the Securities Act or similar state statutes.

          (h) FURTHER ASSURANCES. Each Participating Buyer shall take or cause to be taken all such reasonable actions as may be necessary or reasonably desirable in order to expeditiously consummate each Issuance pursuant to this
Section 6 and any related transactions, including executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; filing applications, reports, returns and other documents or instruments with governmental authorities; and otherwise cooperating with the Issuer and the Prospective Subscriber. Without limiting the generality of the foregoing, each such Participating Buyer agrees to execute and deliver such subscription and other agreements specified by the Issuer to which the Prospective Subscriber will be party.

          (i) EXPENSES. All costs and expenses incurred by the Issuer in connection with any proposed Issuance of Subject Securities (whether or not consummated), including all attorneys' fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company. Each Participating Buyer may retain, and the Company will pay the reasonable fees and expenses of, a single legal counsel (and such local counsel as may be appropriate) in connection with such proposed Issuance of Subject Securities (whether or not consummated). Any other costs and expenses incurred by or on behalf of any Participating Buyer in connection with such proposed Issuance of Subject Securities (whether or not consummated) shall be borne by such Participating Buyer.

          (j) CLOSING. The closing of an Issuance pursuant to Section 6 shall take place (i) on the proposed date of Issuance, if any, set forth in the Participation Notice (provided that consummation of any Issuance may be extended beyond such date to the extent necessary to obtain any applicable governmental approval or other required approval or to satisfy other conditions), (ii) if no proposed Issuance date was required to be specified in the Participation Notice, at such time as the Issuer shall specify by notice to each Participating Buyer, PROVIDED that such closing with respect to a Participating Buyer shall not (without the consent of such Participating Buyer) be prior to the date that is ten (10) Business Days after the Company issues the applicable Participation Notice and
(iii) at such place as the Issuer shall specify by notice to each Participating Buyer. At the closing of any Issuance under this Section 6, each Participating Buyer shall be delivered the notes, certificates or other instruments evidencing the Subject Securities (and, if applicable, Other Securities) to be issued to such Participating Buyer, registered in the name of such Participating Buyer or any designated nominee, free and clear of any liens or encumbrances, with any transfer tax stamps affixed, against delivery by such Participating Buyer of the applicable consideration.

          (k) EXCLUDED TRANSACTIONS. The provisions of this Section 6 shall not apply to Issuances by the Company as follows:

               (i) any Issuance of Stock upon the exchange, exercise or conversion of any Options, Warrants or Convertible Securities outstanding at the Effective Time or Issued after the date hereof in compliance with the provisions of this Section 6;

               (ii) any Issuance of any Shares, in each case to the extent approved as set forth herein, to officers, employees, directors or consultants of the Company or its Subsidiaries (other than, prior to an Initial Public Offering, to directors or consultants who are also employees of any Principal Investor or any entity that directs the investment decisions or manages the investments of any Principal Investor, which shall not be deemed excluded transactions pursuant to this Section 6(k)) in connection with such Person's employment or consulting arrangements with the Company or its Subsidiaries and pursuant to any Board approved plan or other arrangement adopted by the Company or its Subsidiaries pursuant to the terms of this Agreement;

               (iii) any Issuance of shares of Shares, in each case to the extent approved as set forth herein (a) to stockholders and management of a target entity in any business combination or acquisition transaction involving the Company or any of its Subsidiaries or (b) in connection with any joint venture or strategic partnership;

               (iv)    any Issuance of Stock pursuant an Initial Public
          Offering;

               (v) the Issuance of Shares to the Investors or other Persons at the Effective Time;

               (vi) any Issuance of shares of Stock in connection with any stock split, stock dividend or similar recapitalization approved as set forth herein;

               (vii) any Issuance of shares of Stock in exchange for debt securities; or

               (viii) any Issuance by a Subsidiary to the Company or a wholly-owned Subsidiary of the Company.

SECTION 7. REGISTRATION RIGHTS

          (a)  DEMAND REGISTRATIONS.

               (i) RIGHT TO DEMAND REGISTRATION. Subject to the terms of any holdback agreement as provided in Section 7(c) and the limitations provided in this Section 7(a)(i) and Section 7(a)(ii), the Investors shall each have the right at any time following the IPO Date to make a written request of the Company for registration (including a Shelf Registration) with the Securities and Exchange Commission (the "COMMISSION"), under and in accordance with the provisions of the Securities Act, of all or part of the Registrable Stock beneficially owned and held of record by such Investor (each a "DEMAND REGISTRATION" and such Investor, the "DEMANDING INVESTOR"); PROVIDED, that the Company may defer such Demand Registration for a single period not to exceed 90 days during any one year period if the Board determines in the exercise of its reasonable judgment that to effect such Demand Registration at such time would have a material adverse effect on the Company, including interfering with any pending or potential acquisition, disposition or securities offering of the Company. Within ten (10) days after receipt of the request for a Demand Registration in accordance with this Section 7(a)(i) or Section 7(a)(ii), the Company will send written notice (the "DEMAND NOTICE") of such registration request and its intention to comply therewith to all of the Investors and, subject to subsection (iii) below, the Company will include in such registration all the Registrable Stock with respect to which the Company has received written requests from any Investor for inclusion therein within twenty (20) Business Days after the date such Demand Notice is given. All requests made pursuant to this subsection (i) will specify the aggregate quantity of Registrable Stock requested to be registered and will also specify the intended methods of disposition thereof. Upon receipt of a Demand Notice, the Company shall use its commercially reasonable efforts to effect registration of the Registrable Stock to be registered in accordance with the intended method of distribution specified in writing by the Demanding Investor as soon as practicable and to maintain the effectiveness of such registration until the first to occur of (A) the completion of such distribution or (B) ninety (90) days (one-hundred eighty (180) days in the case of a Shelf Registration). If available to the Company, the Company will effect such registration on Form S-3 or any equivalent or successor form under the Securities Act in which event it shall use its commercially reasonable efforts to maintain the effectiveness of such registration for a period of one-hundred eighty (180) days.

               (ii) NUMBER OF DEMAND REGISTRATIONS. Subject to the restrictions herein, each of the JPMP Investors as a group, on the one hand, and the Apollo Investors as a group, on the other, shall have the right to an unlimited number of Demand Registrations of their respective Registrable Stock on Form S-3 or any equivalent or successor form under the Securities Act but no more than two within any 12 month period and the right to two Demand Registrations of their respective Registrable Stock on Form S-1 or any equivalent or successor form under the Securities Act. Subject to the restrictions herein, the Investors that are not Principal Investors, as a group, shall have the right to one Demand Registration on Form S-3 or any equivalent or successor form under the Securities Act (the "COINVESTOR DEMAND") and shall have no right to a Demand

          Registration on Form S-1 or any equivalent or successor form under the Securities Act; provided, however, the Company need not effect a Demand Registration on behalf of any such Investor or group of Investors that are not Principal Investors unless such Investor or group of Investors that are not Principal Investors beneficially own Registrable Stock with a value of at least $200 million. The Company shall not be required to cause a registration pursuant to Section 7(a)(i) to be declared effective within a period of 90 days after the date any other Company registration statement was declared effective pursuant to a Demand Registration request or a filing for the Company's own behalf. A demand registration may be withdrawn prior to the filing of the registration statement with respect to such demand registration by the Investor that made such demand registration request and a registration statement may be withdrawn prior to the effectiveness thereof by the holders of a majority of the Registrable Stock included therein, and, in either such event, such withdrawal shall not be treated as a demand registration for purposes of this clause (ii). Investors that are not Principal Investors owning a majority of Registrable Stock shall have the right to control all decisions regarding the Coinvestor Demand (including whether to effectuate or terminate such Coinvestor Demand).

               (iii) PRIORITY ON DEMAND REGISTRATIONS. If in any Demand Registration the managing underwriter or underwriters thereof if such registration is underwritten, advise the Company in writing that in its or their reasonable opinion the number of securities proposed to be sold in such Demand Registration exceeds the number that can be sold in such offering without having a material adverse effect on the success of the offering (including, without limitation, an impact on the selling price), the Company will include in such registration only the number of securities that, in the reasonable opinion of such underwriter or underwriters can be sold without having a material adverse effect on the success of the offering, as follows: first, the securities which the Investors, including the Demanding Investor(s) (pro rata among all such Investors on the basis of the relative percentage of Registrable Stock proposed to be sold in such offering by all Investors who have requested that securities owned by them be so included), propose to sell, second, the securities of any additional holders of the Company's securities eligible to participate in such offering, pro rata among all such Persons on the basis of the relative percentage of such securities held by each of them, and third, the securities proposed to be sold by the Company in such offering, if any. In the event that the managing underwriter or Demanding Investor determines that additional Registrable Stock may be sold in any Demand Registration without having a material adverse effect on the success of the offering, the Company may include comparable securities to be issued and sold by the Company or comparable securities held by Persons other than the Parties.

               (iv) SELECTION OF UNDERWRITERS. If a Demand Registration is to be an underwritten offering, the holders of a majority of the Registrable Stock to be included in such Demand Registration will select a managing underwriter or underwriters.

          (b) PIGGYBACK REGISTRATIONS. If the Company at any time proposes to register under the Securities Act any Stock or any security convertible into or exchangeable or exercisable for Stock, whether or not for sale for its own account and other than pursuant to a Demand Registration (it being understood that an Investor may include its Registrable Stock in a registration effected pursuant to a Demand Registration in accordance with
Section 7(a)), on a form and in a manner which would permit registration of the Registrable Stock held by an Investor for sale to the public under the Securities Act, the Company shall give written notice of the proposed registration to each Investor not later than thirty (30) days prior to the filing thereof. Each Investor shall have the right to request that all or any part of its Registrable Stock be included in such registration. Each Investor can make such a request by giving written notice to the Company within ten (10) Business Days after the receipt of the Company's notice of the proposed registration; PROVIDED, HOWEVER, that if the registration is an underwritten registration and the managing underwriter(s) of such offering determine that the aggregate amount of securities of the Company which the Company and all Investors propose to include in such Registration Statement exceeds the maximum amount of securities that may be sold without having a material adverse effect on the success of the offering, including without limitation the selling price and other terms of such offering, the Company will include in such registration, first, the securities which the Company proposes to sell, second, the Registrable Stock of such Investors, pro rata among all such Investors on the basis of the relative percentage of Registrable Stock owned by all Investors who have requested that securities owned by them be so included (it being further agreed and understood, however, that such underwriters shall have the right to eliminate entirely the participation of the Investors), and third, the comparable securities of any additional holders of the Company's securities (including any such securities held by current or former officers or employees of or consultants to the Company), pro rata among all such holders on the basis of the relative percentage of such securities proposed to be sold in such offering by all such holders who have requested that securities owned by them be so included. Registrable Stock proposed to be registered and sold pursuant to an underwritten offering for the account of any Investor shall be sold to the prospective underwriters, on the terms and subject to the conditions of one or more underwriting agreements negotiated between the holders of Registrable Stock to which such Registration Statement relates, the Company and the prospective underwriters. Any Investor who holds Registrable Stock being registered in any offering shall have the right to receive a copy of the form of underwriting agreement and shall have an opportunity to hold discussions with the lead underwriter of the terms of such underwriting agreement. The Company may withdraw any Registration Statement at any time before it becomes effective, or postpone or terminate the offering of securities, without obligation or liability to any Investor.

          (c)  HOLDBACK AGREEMENTS. Notwithstanding any other provision of this
Section 7, each Investor agrees that (if so required by the underwriters in an underwritten offering and provided that such condition is applicable equally to all Investors) it will not (and it shall be a condition to the rights of each Investor under this Section 7 that such Investor does not) offer for Public Sale any Stock during a period not to exceed one-hundred eighty (180) days after the effective date of any Registration Statement filed by the Company in connection with an underwritten Initial Public Offering (except as part of such underwritten registration or as otherwise permitted by such underwriters); PROVIDED, HOWEVER, no Investor shall object to shortening such period if the underwriter agrees that shortening such period would not materially and adversely affect the success of the offering; PROVIDED FURTHER, that no Investor shall be released from such restrictions as provided in this Section 7(c) unless all Investors are similarly so released pro rata based upon the relative number of Shares owned at such time.

          (d) EXPENSES. Except as otherwise required by state securities or blue sky laws or the rules and regulations promulgated thereunder, all expenses, disbursements and fees incurred by the Company and the Investors in connection with any registration under this Section 7 shall be borne by the Company, except that the following expenses shall be borne by the Investors incurring the same:
(i) the costs and expenses of counsel to such Investor to the extent such Investor retains counsel (except the costs of one counsel for all Investors to the extent retained, which shall be borne by the Company); (ii) discounts, commissions, fees or similar compensation owing to underwriters, selling brokers, dealer managers or other industry professionals, to the extent relating to the distribution or sale of such Investor's securities; and (iii) transfer taxes with respect to the securities sold by such Investor.

          (e) REGISTRATION PROCEDURES. In connection with any registration of Registrable Stock under the Securities Act pursuant to this Agreement, the Company will consult with each Investor whose equity interest is to be included in any such registration concerning the form of underwriting agreement, shall provide to such Investor the form of underwriting agreement prior to the Company's execution thereof and shall provide to such Investor and its representatives such other documents (including comments by the Commission on the Registration Statement) as such Investor shall reasonably request in connection with its participation in such registration. The Company will furnish each Investor whose Registrable Stock are registered thereunder and each underwriter, if any, with a copy of the Registration Statement and all amendments thereto and will supply each such Investor and each underwriter, if any, with copies of any prospectus included therein (including a preliminary prospectus and all amendments and supplements thereto), in such quantities as may be reasonably necessary for the purposes of the proposed sale or distribution covered by such registration. The Company shall not, however, be required to maintain the Registration Statement effective or to supply copies of a prospectus for a period beyond ninety (90) days after the effective date of such Registration Statement (one-hundred eighty (180) days in the case of a Shelf Registration), or such longer period as is otherwise set forth herein or agreed to by the Company, and, at the end of such period, the Company may deregister any securities covered by such Registration Statement and not then sold or distributed. In the event that the Company prepares and files with the Commission a registration statement on any appropriate form under the Securities Act (a "REGISTRATION STATEMENT") providing for the sale of Registrable Stock held by any Investor pursuant to its obligations under this Section 7, the Company will:

               (i) upon filing a Registration Statement or any prospectus related thereto (a "PROSPECTUS") or any amendments or supplements thereto, furnish to the Investors whose Registrable Stock is covered by such Registration Statement and the underwriters, if any, copies of all such documents;

               (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the ninety
          (90) day period (one-hundred eighty (180) days in the case of a Shelf Registration) referenced in Section 7(e); cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and, comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such Prospectus;

               (iii) promptly notify the Investors and the managing underwriters, if any, and (if requested by any such Person or entity) confirm such advice in writing, (A) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission or any state securities commission for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (C) of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (E) of the existence of any fact which results in a Registration Statement, a Prospectus or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (iv) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement;

               (v) if requested by the managing underwriters or an Investor, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters or the Investors holding a majority of the Registrable Stock being sold by Investors agree should be included therein relating to the sale of such Registrable Stock, including without limitation information with respect to the amount of Registrable Stock being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Stock to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

               (vi) furnish to such Investor and each managing underwriter at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

               (vii) deliver to such Investors and the underwriters, if any, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons or entities may reasonably request;

               (viii) prior to any Public Sale of Registrable Stock, register or qualify or cause to be registered or qualified such Registrable Stock for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Investor or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Stock covered by the applicable Registration Statement; PROVIDED, HOWEVER, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

               (ix) cooperate with the Investors and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Stock to be sold pursuant to such Registration Statement and not bearing any restrictive legends, and enable such Registrable Stock to be in such denominations and registered in such names as the managing underwriters may request at least two (2) Business Days prior to any sale of Registrable Stock to the underwriters;

               (x) if any fact described in clause (iii)(E) above exists, prepare a supplement or post-effective amendment to the applicable Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Stock being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

               (xi) cause all Registrable Stock covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

               (xii) provide and cause to be maintained a transfer agent and registrar for all such Registrable Stock covered by such registration statement not later than the effective date of such registration statement;

               (xiii) obtain an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent auditors in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriter, if any, and to the Investors owning a majority in interest of the Registrable Stock being registered in such offering, and furnish to each Investor participating in the offering and to each underwriter, if any, a copy of such opinion and letter addressed to such Investor or underwriter;

               (xiv) deliver promptly to each Investor participating in the offering and each underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any seller of such Registrable Stock covered by such Registration Statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

               (xv) provide a CUSIP number for all Registrable Stock included in such Registration Statement, not later than the effective date of the applicable Registration Statement;

               (xvi) enter into such agreements (including an underwriting agreement in form reasonably satisfactory to the Company) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Stock, and to the extent required by the underwriter, participate in a road show arranged by the underwriter with investors;

               (xvii) make available for inspection by a representative of the Investors the Registrable Stock being sold pursuant to such Registration Statement, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by such Investors or underwriter, all financial and other records, any pertinent corporate documents and properties of the Company reasonably requested by such representative, underwriter, attorney or accountant in connection with such Registration Statement; PROVIDED, HOWEVER, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons or entities unless disclosure of such records, information or documents is required by court or administrative order;

               (xviii) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and relevant state securities commissions, and make generally available to the Investors earning statements satisfying the provisions of Section 12(a) of the Securities Act no later than forty-five (45) days after the end of any 12-month period (or one-hundred twenty (120) days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which Registrable Stock of such Investor is sold to underwriters in an underwritten offering, or, if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods; and

               (xix) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Stock, including, but not limited to, using commercially reasonable efforts to cause appropriate officers and employees to be available, on a customary basis and upon reasonable notice, to meet with prospective investors in presentations, meetings, road shows and due diligence sessions.

          (f) CONDITIONS TO INVESTOR RIGHTS; INDEMNIFICATION BY INVESTOR. It shall be a condition to each Investor's rights hereunder to have Registrable Stock owned by it registered that:

               (i) such Investor shall cooperate with the Company in all reasonable respects by supplying information and executing documents relating to such Investor or the securities of the Company owned by such Investor in connection with such registration which are reasonably requested by the Company;

               (ii) such Investor shall enter into such undertakings and take such other action relating to the conduct of the proposed offering which the Company or the underwriters may reasonably request as being necessary to ensure compliance with federal and state securities laws and the rules or other requirements of the NASD or otherwise to effectuate the offering; and

               (iii) such Investor shall execute and deliver an agreement to indemnify and hold harmless the Company and each underwriter (as defined in the Securities Act), and each Person or entity, if any, who controls such underwriter within the meaning of the Securities Act, against such losses, claims, damages or liabilities (including reimbursement for legal and other expenses) to which such underwriter or controlling Person or entity may become subject under the Securities Act or otherwise, in such manner as is customary for registrations of the type then proposed and, in any event, comparable in scope to indemnities given by the Company in connection with such registration, but only with respect to information furnished by such Investor in writing and specifically for use in the Registration Statement or Prospectus in connection with such registration and with respect to such Investor's failure to deliver Prospectuses as required under the Securities Act.

          (g)  INDEMNIFICATION AND CONTRIBUTION.

               (i) In the event of any registration under the Securities Act of any Registrable Stock of Investors pursuant to this Section 7, the Company shall execute and deliver an agreement to indemnify and hold harmless each Investor and their respective partners, directors, officers and control persons (within the meaning of Section 15 of the Securities Act) (collectively, "INDEMNIFIED PERSONS") disposing of such Registrable Stock and any underwriter in connection with such disposition against such losses, claims, damages or liabilities, including reimbursement for legal and other expenses (collectively, "LOSSES") to which such Indemnified Person or underwriter may become subject under the Securities Act or otherwise, in such manner as is customary in underwriting agreements for registrations of the type then proposed.

               (ii) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this
          Section 7 is for any reason held to be unenforceable although applicable in accordance with its terms in respect of any losses, liabilities, claims, damages, judgments and expenses suffered by an Indemnified Persons referred to therein, each applicable indemnifying party, in lieu of indemnifying such Indemnified Person, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, liabilities, claims, damages, judgments and expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the liable selling holders (including, in each case, that of their respective officers, directors, employees and agents) on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, judgments or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the liable selling holders (including, in each case, that of their respective officers, directors, employees and agents) on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the selling holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, liabilities, claims, damages, judgments and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (iii) of this Section 7(g), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

               (iii) The Company and each holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this paragraph (iii) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in paragraph (ii) above. Notwithstanding the provisions of this paragraph (iii), in the case of distributions to the public, an indemnifying holder shall not be required to contribute any amount in excess of the amount by which (A) the total price at which the Registrable Securities sold by such indemnifying holder and its Affiliated indemnifying holders and distributed to the public were offered to the public exceeds (B) the amount of any damages which such indemnifying holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (h) RULE 144. The Company covenants that it will use reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder. Upon the request of any Investor, the Company will deliver to such Investor a written statement as to whether it has complied with such requirements.

          (i) TERMINATION OF DEMAND REGISTRATION RIGHTS. Each Investor's entitlement to registration rights pursuant to this Section 7 shall expire as to any share of Stock upon (A) such share of Stock ceasing to be subject to this Agreement, (B) the sale of such share of Stock pursuant to an effective registration statement, (C) the sale of such share of Stock pursuant to Rule 144, or (D) the date upon which such share of Stock has been Transferred and, in connection therewith, an unlegended stock certificate for such share has been issued, thereby permitting the sale of such share of Stock absent registration under the Securities Act.

          (j) DELAY OF REGISTRATION. Notwithstanding Section 14(b), no Investor shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.

SECTION 8. LEGEND ON CERTIFICATES

          (a) LEGENDS. To the extent applicable, each certificate representing Stock shall bear each of the following legends until such time as the Stock represented thereby are no longer subject to the provisions hereof or at such time as Rule 144 or any similar exemption under the Securities Act is available for the sale of all such Investor's shares during a three-month period without registration, without reference to Rule 144(k) under the Securities Act:

               (i) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

               (ii) "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXCHANGED UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OR EXCHANGE COMPLIES WITH THE PROVISIONS OF THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF DECEMBER 23, 2004, AS AMENDED FROM TIME TO TIME, BETWEEN THE COMPANY AND THE STOCKHOLDERS PARTY THERETO, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

               (iii) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

SECTION 9. DURATION OF AGREEMENT

          This Agreement shall terminate and be of no further force or effect, except with respect to the provisions set forth in Sections 13 and 14, upon the earliest to occur of (i) the unanimous agreement of the Investors, (ii) an Initial Public Offering, and (iii) the date on which the JPMP Investors and the Apollo Investors, together with their respective Permitted Transferees, collectively own 10% or less of the then outstanding voting Stock. Notwithstanding the foregoing and except as may be otherwise specified herein:

          (a)  in the event that this Agreement is terminated pursuant to clause
          (ii) of the preceding sentence, the provisions set forth in Sections 1, 2(a)(iii), 4, 6, 7, 8, 9, 10, 11 and 12 shall survive; and

          (b)  in the event that this Agreement is terminated pursuant to clause
          (iii) of the preceding sentence, the provisions set forth in Sections 1, 6, 7, 8, 9, 10, 11 and 12 shall survive.

SECTION 10. INFORMATION RIGHTS

          (a)  FINANCIAL STATEMENTS AND OTHER INFORMATION.

               (i)     The Company shall deliver to each Investor:

                       (A) as soon as is available and in any event within 30 days after the end of each month of each fiscal year of the Company, consolidated balance sheets of the Company and any Subsidiary of the Company as of the end of such period, and consolidated statements of income and cash flows of the Company and any Subsidiary of the Company for the period then ended, prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, and subject to the absence of footnotes and to year-end adjustments;

                       (B) as soon as is available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets of the Company and any Subsidiary of the Company as of the end of such period, and consolidated statements of income and cash flows of the Company and any Subsidiary of the Company for the period then ended, prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, and subject to the absence of footnotes and to year-end adjustments;

                       (C) as soon as is available and in any event within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and any Subsidiaries of the Company as of the end of such year, and consolidated statements of income and cash flows of the Company and any Subsidiary of the Company for the year ended prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, together with an auditor's report thereon of a firm of established national reputation; and

                       (D) to the extent the Company is required by law or
               pursuant to the terms of any outstanding indebtedness of the Company to prepare such reports, any annual reports, quarterly reports and other periodic reports pursuant to Section 13 or 15(d) of the Exchange Act, as amended, actually prepared by the Company as soon as available.

               (ii) The Company shall inform each Principal Investor in advance with respect to any significant corporate actions, including, without limitation, extraordinary dividends or distributions, mergers, acquisitions or dispositions of assets, issuances of significant amounts of debt or equity and material amendments to its certificate of incorporation or bylaws.

               (iii) From and after the date hereof, the Investors shall not and, in each case, shall cause each of their respective Permitted Transferees and other representatives not to, directly or indirectly, disclose, reveal, divulge or communicate to any Person other than authorized representatives of the Company or use or otherwise exploit for its own benefit or for the benefit of anyone other than the Company, any confidential information obtained pursuant to this
          Section 10 of or relating to the business conducted by the Company, unless (i) compelled to disclose by judicial or administrative process or by other requirements of law or governmental authorities or (ii) disclosed in an action brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder; PROVIDED, HOWEVER, that in the event disclosure is required by applicable law, the Investors shall, to the extent reasonably possible, provide the Company with prompt notice of such requirement prior to making any disclosure so that the Company may seek an appropriate protective order. For purposes of this Section 10(a)(iii), "confidential information" does not include, and there shall be no obligation hereunder with respect to, information that (i) is generally available to the public on the date of this Agreement or (ii) becomes generally available to the public other than as a result of a disclosure not otherwise permissible thereunder.

          (b) OTHER INFORMATION. The Company and any Subsidiary of the Company shall provide to each Principal Investor, and as applicable create and/or generate, any information as a Principal Investor may reasonably request, including true and correct copies of all documents, reports, financial data and other information.

SECTION 11. REGULATORY MATTERS

          (a) COOPERATION OF OTHER STOCKHOLDERS. Each Investor agrees to cooperate with the Company in all reasonable respects in complying with the terms and provisions of the letter agreement between the Company and the JPMP Investors, a copy of which is attached hereto as EXHIBIT B, regarding regulatory matters (the "AMENDED AND RESTATED REGULATORY SIDELETTER"), including without limitation, voting to approve amending the Company's certificate of incorporation, the Company's bylaws or this Agreement in a manner reasonably acceptable to the Parties and the JPMP Investors entitled to make such request pursuant to the Amended and Restated Regulatory Sideletter in order to remedy a Regulatory Problem (as defined in the Amended and Restated Regulatory Sideletter).

          (b) COVENANT NOT TO AMEND. The Company and each Party agrees not to amend or waive the voting or other provisions of the Company's certificate of incorporation, the Company's bylaws or this Agreement if such amendment or waiver would cause the JPMP Investors to have a Regulatory Problem. The JPMP Investors agree to notify the Company as to whether or not it would have a Regulatory Problem promptly after the JPMP Investors have notice of such amendment or waiver.

          (c) Exception. Anything contained in this Section 11 to the contrary notwithstanding, no Investor shall be required under this Section 11 to take any action or abstain from taking any action that would adversely affect such Investor's investment in the Company or reasonable expectations related to the transactions contemplated by such investment.

SECTION 12. EFFECTIVENESS OF AGREEMENT

          This Agreement shall become effective at the Effective Time. Prior to the Effective Time, this Agreement shall have no force or effect, and no Investor shall have any rights, obligations or claims against or with respect to the Company or any other Investor, except as may be set forth in such Investor's subscription agreement with the Company. At the Effective Time, the Company shall, as applicable, (i) revise Schedule 1 attached hereto to reflect the identity of any additional JPMP Investors designated by JPMP BHCA to the Company in writing prior to the Effective Time and accept signature pages including the signatures of such JPMP Investors; PROVIDED, that such additional JPMP Investors are Affiliates of JPMP BHCA, (ii) revise Schedule 1 attached hereto to reflect the ownership of Stock of each Investor at such time, (iii) with the consent of each of the Principal Investors, amend this Agreement to reflect the addition of any other Investors, and (iv) promptly thereafter, deliver a copy of this Agreement to each Investor.

SECTION 13. DEFINITIONS

          (a) As used in this Agreement, the following terms have the following meanings:

          "ADDITIONAL REMAINING OFFERED SHARES" has the meaning set forth in
Section 3(c).

          "AFFILIATE" means with respect to a specified Person, any Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, CSFB Strategic Partners Holdings II, L.P., on the one hand, and CSFB Credit Opportunities Fund (Employee), L.P. and CSFB Credit Opportunities Fund (Helios), L.P., on the other hand, shall not be deemed to be Affiliates of each other.

          "AFFILIATE TRANSACTION" means any transaction of the type that would be required to be disclosed under Item 404 of Regulation S-K promulgated by the Commission between the Company or any of its Subsidiaries, on the one hand, and any (a) present or former officer or director of the Company or any Subsidiary of the Company or any of their immediate family members (including their spouses), (b) record or beneficial owner of more than 5% of any class of Shares, or (c) Person known by the Company's executive officers or directors to be an Affiliate of any such officer, director or beneficial owner, on the other hand.

          "AGREEMENT AND PLAN OF MERGER" has the meaning set forth in the recitals.

          "AMC" has the meaning set forth in the recitals.

          "AMC SALE" means any one of the following: (i) a change in the ownership or control of the Company or AMC effected through a transaction or series of transactions (including by way of merger, consolidation, business combination or similar transaction involving the Company or any of its Subsidiaries) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries, or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), of more than 50% of the Stock then outstanding, or of securities of the Company or AMC (or options, rights or warrants to purchase or securities convertible into or exchangeable for such securities) possessing more than 50% of the total combined voting power of the Company's or AMC's securities outstanding, in either case immediately after such transaction or series of transactions; or
(ii) the sale, lease, transfer, conveyance or other disposition (other than by way of a transaction that would not be deemed an AMC Sale pursuant to clause (i) above), in one or a series of related transactions, of all or substantially all of the assets of the Company or AMC, or the Company and its subsidiaries taken as a whole, to any "person" (as defined above).

          "AMENDED AND RESTATED REGULATORY SIDELETTER" has the meaning set forth in Section 11(a).

          "AMENDED DRAG-ALONG NOTICE" has the meaning set forth in Section 4(b).

          "AMENDED PARTICIPATION NOTICE" had the meaning set forth in
Section 6(c).

          "ANNUAL BUDGET" means the annual budget or annual plan of the Company or any Subsidiary of the Company, including the annual expenditure budget of the Company or any Subsidiary of the Company.

          "APOLLO DESIGNEE" has the meaning set forth in Section 1(a)(ii)(B).

          "APOLLO FUND V" has the meaning set forth in the preamble.

          "APOLLO GERMAN PARTNERS" has the meaning set forth in the preamble.

          "APOLLO INVESTORS" has the meaning set forth in the preamble.

          "APOLLO NETHERLANDS V(A)" has the meaning set forth in the preamble.

          "APOLLO NETHERLANDS V(B)" has the meaning set forth in the preamble.

          "APOLLO OVERSEAS" has the meaning set forth in the preamble.

          "BLOCKOUT PERIOD" has the meaning set forth in Section 2(a).

          "BOARD" has the meaning set forth in Section 1(a)(i).

          "BUSINESS DAY" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

          "COINVESTOR DEMAND" has the meaning set forth in Section 7(a)(ii).

          "COMMISSION" has the meaning set forth in Section 7(a)(i).

          "COMMON STOCK" has the meaning set forth in the recitals.

          "COMPANY" has the meaning set forth in the preamble.

          "COMPANY ELECTION NOTICE" has the meaning set forth in Section 3(a).

          "COMPANY ELECTION PERIOD" has the meaning set forth in Section 3(a).

          "CONVERTIBLE SECURITIES" means any evidence of indebtedness, shares of stock or other securities (other than Options or Warrants) which are directly or indirectly convertible into or exchangeable or exercisable for shares of Stock.

          "DEMAND NOTICE" has the meaning set forth in Section 7(a)(i)

          "DEMAND REGISTRATION" has the meaning set forth in Section 7(a)(i)

          "DEMANDING INVESTOR" has the meaning set forth in Section 7(a)(i)

          "DRAG-ALONG NOTICE" has the meaning set forth in Section 4(b).

          "DRAG-ALONG SELLERS" has the meaning set forth in Section 4(a).

          "DRAG-ALONG TRANSFEREE" has the meaning set forth in Section 4(a).

          "EFFECTIVE TIME" has the meaning ascribed to such term in the Merger Agreement.

          "ELECTING PARTY" has the meaning set forth in Section 3(e).

          "ELIGIBLE SHARES" has the meaning set forth in Section 5(b).

          "EQUIVALENT SHARES" means, at any date of determination, (a) as to any outstanding shares of Stock, such number of shares of Stock, (b) as to any outstanding Options, Warrants or Convertible Securities, the maximum number of shares of Stock for which or into which such Options, Warrants or Convertible Securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstances in connection with which the number of Equivalent Shares is to be determined) and (c) in respect of any Subsidiary of the Company, (i) as to any outstanding shares of stock of any Subsidiary of the Company, such number of shares of stock or (ii) as to any outstanding options, warrants or convertible securities, the maximum number of shares of stock of any Subsidiary of the Company for which or into which such options, warrants or convertible securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstances in connection with which the number of Equivalent Shares is to be determined).

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations in effect thereunder.

          "EXIT SALE" has the meaning set forth in Section 4(a).

          "FAIR MARKET VALUE" with respect to any non-cash consideration shall be determined as follows:

               (i) if such non-cash consideration is a security and is listed on one or more national securities exchanges (within the meaning of the Exchange Act), the Fair Market Value shall be the average closing price of such security for the twenty (20) most recent trading days prior to the delivery of the Transfer Notice on the principal exchange on which such security is then trading;

               (ii) if such non-cash consideration is a security and is not traded on a national securities exchange but is quoted on NASDAQ or a successor quotation system, the Fair Market Value shall be the average last sales price for the twenty (20) most recent trading days prior to the delivery of the Transfer Notice as reported by NASDAQ or such successor quotation system; or

               (iii) if such non-cash consideration is a security and is not publicly traded on a national securities exchange and is not quoted on NASDAQ or a successor quotation system, or if such non-cash consideration is not a security, the Fair Market Value shall be determined in good faith by the Board.

          "FINANCING DOCUMENTS" has the meaning set forth in Section 2(a).

          "FULLY SUBSCRIBED NON-SELLING INVESTOR" has the meaning set forth in
Section 3(c).

          "GINGER" has the meaning set forth in the preamble.

          "GOVERNMENTAL APPROVAL" means, with respect to any Transfer of Shares, any consent or other action by, or filing with, any governmental authority required in connection with such Transfer and the expiration or early termination of any applicable statutory waiting period in connection with such action or filing.

          "HSR" has the meaning set forth in Section 3(e).

          "INDEPENDENT THIRD PARTY" means any Person who, immediately prior to the contemplated transaction, (i) does not own, either directly or through one or more intermediaries, in excess of 3% of the Shares (any Person owning in excess of 3% of the Shares being referred to herein as a "3% OWNER") and (ii) is not an Affiliate of any such 3% Owner.

          "INITIAL INVESTOR SHARES" means that number of Shares held by an Investor immediately following the Effective Time, as the same may be adjusted for stock splits, stock dividends, recapitalizations or similar events.

          "INITIAL PUBLIC OFFERING" means the initial public offering of Stock registered on Form S-1 (or any equivalent or successor form under the Securities
Act).

          "INITIAL STOCKHOLDERS AGREEMENT" has the meaning set forth in the preamble.

          "INVESTOR" or "INVESTORS" means each of the JPMP Investors, the Apollo Investors and the other entities listed on Schedule 1 attached hereto and, upon the unanimous approval of each of the JPMP Investors and the Apollo Investors, any other subsequent holder of Shares who agrees to be bound by the terms of this Agreement.

          "INVESTOR ELECTION NOTICE" has the meaning set forth in Section 3(b).

          "INVESTOR ELECTION PERIOD" has the meaning set forth in Section 3(b).

          "IPO DATE" means the date on which the Company consummates its Initial Public Offering.

          "ISSUANCE" has the meaning set forth in Section 6(a).

          "ISSUER" has the meaning set forth in Section 6(a).

          "JPMP BHCA" has the meaning set forth in the preamble.

          "JPMP DESIGNEE" has the meaning set forth in Section 1(a)(ii)(A).

          "JPMP CAYMAN" has the meaning set forth in the preamble.

          "JPMP CAYMAN II" has the meaning set forth in the preamble.

          "JPMP GLOBAL" has the meaning set forth in the preamble.

          "JPMP INVESTORS" has the meaning set forth in the preamble.

          "JPMP SELLDOWN" has the meaning set forth in the preamble.

          "LITIGATION" has the meaning set forth in Section 14(d).

          "LUKE" has the meaning set forth in the preamble.

          "MAJOR SUBSIDIARY" means any Subsidiary of the Company that, together with its Subsidiaries, (a) contributed more than 35% of the consolidated revenues of the Company for the most recently completed fiscal year, (b) contributed more than 35% of the consolidated income from operations, net of all non-cash items, of the Company for the most recently completed fiscal year, or
(c) held more than 35% of the consolidated assets of the Company at the end of the most recently completed fiscal year, in each case as reflected on the consolidating financial statements of the Company and its Subsidiaries underlying the audited consolidated financial statements of the Company and its Subsidiaries, in each case, as of the end of or for such fiscal year and available at the time such determination is made.

          "MANAGEMENT DESIGNEE" has the meaning set forth in
Section 1(a)(ii)(C).

          "MANAGEMENT STOCKHOLDER" has the meaning set forth in the Management Stockholders Agreement.

          "MANAGEMENT STOCKHOLDERS AGREEMENT" means that certain Management Stockholders Agreement by and among the Company, the Principal Investors and certain management stockholder parties thereto in substantially the form attached hereto as EXHIBIT C.

          "MERGER" has the meaning set forth in the recitals.

          "MERGER AGREEMENT" has the meaning set forth in the recitals.

          "NON-SELLING INVESTOR" has the meaning set forth in Section 3(a).

          "OFFERED SHARES" has the meaning set forth in Section 2(b).

          "OFFEROR" has the meaning set forth in Section 3(a).

          "OPTIONS" means any options to subscribe for, purchase or otherwise directly acquire Stock, other than any such option held by the Company or any right to purchase shares pursuant to this Agreement.

          "OTHER SECURITIES" has the meaning set forth in Section 6(f).

          "PARTICIPATING BUYER" has the meaning set forth in Section 6(c).

          "PARTICIPATION NOTICE" has the meaning set forth in Section 6(b).

          "PARTICIPATION PORTION" has the meaning set forth in Section 6(b)(i).

          "PARTICIPATING OFFEREES" has the meaning set forth in Section 6(b).

          "PARTY" and "PARTIES" has the meaning set forth in the preamble.

          "PERCENTAGE INTEREST" means the number of shares of Stock owned by an Investor, divided by the aggregate outstanding shares of Stock of the Company, expressed as a percentage.

          "PERMITTED TRANSFEREE" means any Person who acquires Shares pursuant to clauses (i), (ii) and (iii) of the definition of "Permitted Transfer".

          "PERMITTED TRANSFER" means: (i) a Transfer approved by each Principal Investor so long as there are any Principal Investors, (ii) a Transfer to an Affiliate of such Investor; PROVIDED such transferee remains an Affiliate of such transferor following the Transfer; (iii) following an Initial Public Offering, a Transfer by an Investor made as part of a distribution by an Investor to its respective general or limited partners or members in accordance with such Investor's fund documents, as the case may be; (iv) a Transfer made by a JPMP Investor pursuant to and in accordance with the Amended and Restated Regulatory Sideletter; or (v) a Transfer made pursuant to the registration rights as set forth in Section 7; PROVIDED that such transferee, in the case of clauses (i), (ii), (iii) and (iv) above shall agree in writing with the Parties to be bound by, and to comply with, all applicable provisions of and to be deemed to be an Investor for purposes of this Agreement. For the avoidance of doubt, (A) any Permitted Transfer made pursuant to clause (i) of this definition is subject to the provisions of Section 5, and (B) a transferee of Shares subsequent to the IPO Date may, but shall not be required to, agree in writing with the Parties to be bound by, and to comply with, all applicable provisions of and to be deemed to be an Investor for purposes of this Agreement.

          "PERSON" includes any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization.

          "PRINCIPAL INVESTOR" means (i) the JPMP Investors, so long as the JPMP Investors, together with their Permitted Transferees, collectively own Shares representing at least 33% of the Initial Investor Shares owned by the JPMP Investors; PROVIDED, that the JPMP Investors shall not be deemed to be a Principal Investor at any time that they do not, together with their Permitted Transferees, collectively own Shares representing at least 33% of the Initial Investor Shares owned by the JPMP Investors, and (ii) the Apollo Investors, so long as the Apollo Investors, together with their Permitted Transferees, collectively own Shares representing at least 33% of the Initial Investor Shares owned by the Apollo Investors; PROVIDED, that the Apollo Investors shall not be deemed to be a Principal Investor at any time that they do not, together with their Permitted Transferees, collectively own Shares representing at least 33% of the Initial Investor Shares owned by the Apollo Investors (in each case, as may be adjusted for stock splits, stock dividends, recapitalizations or similar events). For the avoidance of doubt, so long as there are two Principal Investors, references in this Agreement to "Principal Investors" shall mean both Principal Investors, and if at any time there is only one Principal Investor, references in this Agreement to "the Principal Investors" or "each Principal Investor" shall mean that sole Principal Investor then remaining.

          "PROSPECTIVE SUBSCRIBER" has the meaning set forth in Section 6(b)(i).

          "PROSPECTUS" has the meaning set forth in Section 7(e)(i).

          "PUBLIC SALE" means a Transfer pursuant to a bona fide underwritten public offering pursuant to an effective registration statement filed under the Securities Act or pursuant to Rule 144 under the Securities Act (other than in a privately negotiated sale).

          "REGISTRABLE STOCK" means with respect to any Investor, all Stock held by such Investor, including any Stock received, directly or indirectly, with respect to or in exchange of, or substitution for or conversion of such Stock, including by way of dividend or distribution, recapitalization, merger, consolidation or other reorganization, other than Stock (i) sold by an Investor in a transaction in which such Investor's rights under this Agreement are not assigned, (ii) sold pursuant to an effective registration statement under the Securities Act or (iii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act (including transactions under Rule 144, or a successor thereto, promulgated under the Securities Act) so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

          "REGISTRATION STATEMENT" has the meaning set forth in Section 7(e).

          "REMAINING OFFERED SHARES" has the meaning set forth in Section 3(c).

          "SCARLETT" has the meaning set forth in the preamble.

          "SECOND INVESTOR ELECTION NOTICE" has the meaning set forth in
Section 3(c).

          "SECOND INVESTOR ELECTION PERIOD" has the meaning set forth in
Section 3(c).

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder.

          "SELLING INVESTOR" has the meaning set forth in Sections 3(a).

          "SHARES" means (a) all shares of Stock, whenever issued, including all shares of Stock issued upon the exercise, conversion or exchange of any Options, Warrants or Convertible Securities and (b) all Options, Warrants and Convertible Securities (treating such Options, Warrants and Convertible Securities as a number of Shares equal to the number of Equivalent Shares represented by such Options, Warrants and Convertible Securities for all purposes of this Agreement except as otherwise specifically set forth herein).

          "SHELF REGISTRATION" shall mean a registration which covers the Registrable Stock requested to be included therein pursuant to the provisions of
Section 7(a)(i) on an appropriate form or any similar successor or replacement form pursuant to Rule 415 of the Securities Act, and which form shall be available for the sale of the Registrable Stock in accordance with the intended method or methods of distribution thereof, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "STOCK" means Common Stock, together with any other classes or series of equity securities of the Company.

          "SUBJECT SECURITIES" has the meaning set forth in Section 6(a).

          "SUBSCRIPTION AGREEMENT" has the meaning set forth in the Recitals.

          "SUBSIDIARY" or "SUBSIDIARIES" of any Person means any corporation, partnership, joint venture or other legal entity of which such Person (either alone or through or together with any other Person), owns, directly or indirectly, 50% or more of the stock or other equity interests which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

          "SUCCESSOR ENTITY" has the meaning set forth in Section 14(j).

          "TAG-ALONG ELECTION PERIOD" has the meaning set forth in Section 5(b).

          "TAG-ALONG RIGHTS" has the meaning set forth in Section 5(b).

          "TAG-ALONG SELLER" has the meaning set forth in Section 5(a).

          "TAG-ALONG TRANSFEREE" has the meaning set forth in Section 5(b).

          "TRANSFER" means a transfer, sale, assignment, pledge, hypothecation or other disposition or exchange, including any Transfer of a voting or economic interest in securities or other property; and "Transferring" or "Transferred" have correlative meanings.

          "TRANSFER NOTICE" has the meaning set forth in Section 2(b).

          "WARRANTS" means any warrants to subscribe for, purchase or otherwise directly acquire Stock or Convertible Securities.

          (b) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; (v) the word "including" shall mean "including, without limitation", and (vi) the word "or" shall be disjunctive but not exclusive.

          (c) References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.

          (d) References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

SECTION 14. MISCELLANEOUS

          (a) SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, heirs, legatees, successors, and assigns and any other transferee of Shares and shall also apply to any Shares acquired by Investors after the date hereof. Prior to the IPO Date, in the event that any Investor Transfers all or any portion of its Shares to any other Person, as permitted herein, such transferee shall execute a counterpart of this agreement in the form attached as EXHIBIT A hereto and agree to be bound by the terms hereof for all purposes hereunder. Any such Transfer by an Investor will be void AB INITIO unless such Transfer is effectuated in accordance with this Agreement. Any Affiliate of the JPMP Investors or the Apollo Investors that receives Shares hereunder shall be considered one of JPMP Investors or the Apollo Investors, as applicable, for all purposes hereunder.

          (b) SPECIFIC PERFORMANCE. Each Party, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, shall be entitled to specific performance of each other Party's obligations under this Agreement, and each Party agrees to waive any requirement for the security or posting of any bond in connection with such remedy. The Parties agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by any of them of the provisions of this Agreement and each hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (c) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws, and not the law of conflicts which would result in the application of the laws of another jurisdiction, of the State of Delaware.

          (d) SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. Each of the Parties hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and of the United States of America sitting in Delaware for any action, proceeding or investigation in any court or before any governmental authority ("LITIGATION") arising out of or relating to this Agreement, (and agrees not to commence any Litigation relating thereto except in such court), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective notice address, as provided for in this Agreement, shall be effective service of process for any Litigation brought against it in any such court. Each of the Parties hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the Court of Chancery of the State of Delaware or the United States of America sitting in Delaware and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          (e) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (f) NOTICES. All notices, requests or consents provided for or permitted to be given under this Agreement shall be in writing and shall be given either by depositing such writing in the United States mail, addressed to the recipient, postage paid and certified with return receipt requested, or by depositing such writing with a reputable overnight courier for next day delivery, or by delivering such writing to the recipient in person, by courier or by facsimile transmission. A notice, request or consent given under this Agreement shall be deemed received when actually received if personally delivered, when transmitted, if transmitted by facsimile with electronic confirmation, the day after it is sent, if sent for next day delivery and upon receipt, if sent by mail. All such notices, requests and consents shall be delivered as follows:

               (i)     if to the Company, addressed to it at:

               Marquee Holdings Inc.
               c/o J.P. Morgan Partners (BHCA), L.P.
               1221 Avenue of the Americas
               39th Floor
               New York, New York 10020
               Attn:   Michael R. Hannon
                      Stephen P. Murray

               with a copy to:

               Latham & Watkins LLP
               885 Third Avenue
               Suite 1000
               New York, NY 10022
               Attn:   Samuel A. Fishman
                      David M. Schwartzbaum

               and

               Apollo Management, L.P.
               9 West 57th Street
               43rd Floor
               New York, New York 10019
               Attn:   Marc Rowan

               with a copy to:

               Wachtell, Lipton, Rosen & Katz
               51 West 52nd Street
               New York, New York 10019
               Attn:   Daniel A. Neff
                      David C. Karp

               (ii)    if to the Principal Investors, addressed as follows:

               J.P. Morgan Partners (BHCA), L.P. and affiliated funds 1221 Avenue of the Americas
               39th Floor
               New York, New York 10020
               Attn:   Michael R. Hannon
                      Stephen P. Murray

               with a copy to:

               Latham & Watkins LLP
               885 Third Avenue
               Suite 1000
               New York, NY 10022
               Attn:   Samuel A. Fishman
                      David M. Schwartzbaum

               or

               Apollo Management, L.P.
               9 West 57th Street
               43rd Floor
               New York, New York 10019

               Attn:   Marc Rowan

               with a copy to:

               Wachtell, Lipton, Rosen & Katz
               51 West 52nd Street
               New York, New York 10019
               Attn:   Daniel A. Neff
                      David C. Karp

               (iii) if to any other Investor, in accordance with the address of each such Investor on the signature pages attached hereto.

          (g) RECAPITALIZATION, EXCHANGE, ETC. AFFECTING THE COMPANY'S SHARES. The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to any and all Shares of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, conversion to a corporation or otherwise) that may be issued in respect of, in exchange for, or in substitution of, the Shares and shall be appropriately adjusted for any dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date hereof.

          (h) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

          (i) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

          (j) AMENDMENT. This Agreement may be amended only by written agreement approved by (i) each Principal Investor if at such time there exists at least one Principal Investor, or (ii) if at such time there does not exist a Principal Investor, then Investors owning, in the aggregate, at least a majority of the then outstanding Shares owned by Investors; PROVIDED, that (x) the written consent of each other Party or Parties shall be required, in addition to the approval required in (i) or (ii) above, as the case may be, for any such amendment that disproportionately affects in any material and adverse manner such Party or Parties or their rights or obligations hereunder relative to the other Parties, and (y) so long as there exists at least one Principal Investor, the written consent of Investors that are not Principal Investors owning at least a majority of then outstanding Shares owned by Investors that are not Principal Investors shall also be required, in addition to the approval required by (i) or (ii) above, as the case may be, for any such amendment that disproportionately affects in any material and adverse manner such Investors that are not Principal Investors, as a group, or their rights or obligations hereunder relative to the Principal Investors. At any time hereafter, Persons acquiring Shares may be made parties hereto by executing a signature page in the form attached as EXHIBIT A hereto, which signature page shall be countersigned by the Company and shall be attached to this Agreement and become a part hereof without any further action of any other Party hereto. Except as otherwise provided herein, in the event that (A) the Company or any successor or assign consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, (B) the Company or any successor or assign transfers all or substantially all of its properties and assets to any Person, or (C) a sale of the Company is consummated pursuant to Section 4 and the Investors receive non-publicly traded equity securities in connection with such transaction, then in the case of either (A) or (B), proper provision shall be made and all Investors shall execute such documents and agreements as reasonably requested by the Principal Investors so that this Agreement shall be given full force and effect with respect to such surviving corporation or entity or such Person that acquires all or substantially all of the properties and assets of the Company or any successor or assign (any such surviving corporation, entity or Person, a "SUCCESSOR ENTITY"), as the case may be, and the rights and obligations of each Party hereto shall continue in full force and effect such that each Party shall have the same rights and obligations with respect to the applicable Successor Entity and its securities as it has with respect to the Company and the Shares, and in the case of (C) proper provision shall be made and all Investors shall execute such documents and agreement as reasonably requested by the Principal Investors so that the provisions of Section 3, Section 4 and Section 5 shall survive (as may be amended as reasonably determined by the Principal Investors) with respect to such non-publicly traded equity securities.

          (k) TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to any Investor of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise, repurchase or cancellation of any Shares.

          (l) INTEGRATION. This Agreement, the Amended and Restated Regulatory Sideletter and any side letters by any Investor or group of Investors, on the one hand, and the Company, on the other, regarding board observer rights, constitute the entire agreement among the Parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto, the Subscription Agreement, by and among the Company, the Apollo Investors and JPMP BHCA, dated as of July 22, 2004, and the Stockholders Agreement Summary Term Sheet attached thereto.

          (m) FURTHER ASSURANCES. In connection with this Agreement and the transactions contemplated thereby, each Investor shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and such transactions.

          (n) NO STRICT CONSTRUCTION. This Agreement shall be deemed to be collectively prepared by the Parties, and no ambiguity herein shall be construed for or against any Party based upon the identity of the author of this Agreement or any provision hereof.

          (o) NO THIRD PARTY BENEFICIARIES. Neither this Agreement, nor any provision contained herein, shall create a third-party beneficiary relationship or otherwise confer any right, entitlement or benefit upon any Person other than the Parties to this Agreement and their permitted assigns.

          (p) AMENDMENT AND RESTATEMENT.This Agreement amends and restates the Initial Stockholders Agreement in its entirety.

          IN WITNESS WHEREOF, the Parties have executed this Amended and Restated Stockholders Agreement as of the date first above written.

                         MARQUEE HOLDINGS INC.


                         By:
                              --------------------------------------------
                              Name:
                              Title:

                         J.P.MORGAN PARTNERS (BHCA), L.P.

                           BY: JPMP MASTER FUND MANAGER, L.P.,
                               ITS GENERAL PARTNER
                           BY: JPMP CAPITAL CORP.,
                               ITS GENERAL PARTNER


                         By:
                              --------------------------------------------
                              Name:
                              Title:


                         J.P.MORGAN PARTNERS GLOBAL INVESTORS, L.P.

                           BY: JPMP GLOBAL INVESTORS, L.P.,
                               ITS GENERAL PARTNER
                           BY: JPMP CAPITAL CORP.,
                               ITS GENERAL PARTNER


                         By:
                              --------------------------------------------
                              Name:
                              Title:


                         J.P.MORGAN PARTNERS GLOBAL INVESTORS
                         (CAYMAN), L.P.

                           BY: JPMP GLOBAL INVESTORS, L.P.,
                               ITS GENERAL PARTNER
                           BY: JPMP CAPITAL CORP.,
                               ITS GENERAL PARTNER


                         By:
                              --------------------------------------------
                              Name:
                              Title:

                         J.P.MORGAN PARTNERS GLOBAL INVESTORS
                         (CAYMAN) II, L.P.

                           BY: JPMP GLOBAL INVESTORS, L.P.,
                               ITS GENERAL PARTNER
                           BY: JPMP CAPITAL CORP.,
                               ITS GENERAL PARTNER


                         By:
                              --------------------------------------------
                              Name:
                              Title:


                         J.P.MORGAN PARTNERS GLOBAL INVESTORS
                         (SELLDOWN), L.P.

                           BY: JPMP GLOBAL INVESTORS, L.P.,
                               ITS GENERAL PARTNER
                           BY: JPMP CAPITAL CORP.,
                               ITS GENERAL PARTNER


                         By:
                              --------------------------------------------
                              Name:
                              Title:


                         AMCE (GINGER), L.P.

                           BY: JPMP GLOBAL INVESTORS, L.P.,
                               ITS GENERAL PARTNER
                           BY: JPMP CAPITAL CORP.,
                               ITS GENERAL PARTNER


                         By:
                              --------------------------------------------
                              Name:
                              Title:

                         AMCE (LUKE), L.P.

                           BY: JPMP GLOBAL INVESTORS, L.P.,
                               ITS GENERAL PARTNER
                           BY: JPMP CAPITAL CORP.,
                               ITS GENERAL PARTNER


                         By:
                              --------------------------------------------
                              Name:
                              Title:


                         AMCE (SCARLETT), L.P.

                           BY: JPMP GLOBAL INVESTORS, L.P.,
                               ITS GENERAL PARTNER
                           BY: JPMP CAPITAL CORP.,
                               ITS GENERAL PARTNER


                         By:
                              --------------------------------------------
                              Name:
                              Title:

                         APOLLO INVESTMENT FUND V, L.P.

                           BY: APOLLO ADVISORS V, L.P.,
                               ITS GENERAL PARTNER
                           BY: APOLLO CAPITAL MANAGEMENT V, INC.
                               ITS GENERAL PARTNER


                         By:
                              --------------------------------------------
                              Name:
                              Title:

                         APOLLO OVERSEAS PARTNERS V,  L.P.

                           BY: APOLLO ADVISORS V, L.P.,
                               ITS GENERAL PARTNER
                           BY: APOLLO CAPITAL MANAGEMENT V, INC.
                               ITS GENERAL PARTNER


                         By:
                              --------------------------------------------
                              Name:
                              Title:

                         APOLLO NETHERLANDS PARTNERS V(A),  L.P.

                           BY: APOLLO ADVISORS V, L.P.,
                               ITS GENERAL PARTNER
                           BY: APOLLO CAPITAL MANAGEMENT V, INC.
                               ITS GENERAL PARTNER


                         By:
                              --------------------------------------------
                              Name:
                              Title:


                         APOLLO NETHERLANDS PARTNERS V(B),  L.P.

                           BY: APOLLO ADVISORS V, L.P.,
                               ITS GENERAL PARTNER
                           BY: APOLLO CAPITAL MANAGEMENT V, INC.
                               ITS GENERAL PARTNER


                         By:
                              --------------------------------------------
                              Name:
                              Title:

                         APOLLO GERMAN PARTNERS V GMBH & CO KG

                           BY: APOLLO ADVISORS V, L.P.,
                               ITS GENERAL PARTNER
                           BY: APOLLO CAPITAL MANAGEMENT V, INC.
                               ITS GENERAL PARTNER

                         By:
                              --------------------------------------------
                              Name:
                              Title:

                                   SCHEDULE 1

                              SCHEDULE OF INVESTORS

                                        NAME                                                  SHARES OF STOCK
-------------------------------------------------------------------------------------------------------------
JPMP INVESTORS
J.P. MORGAN PARTNERS (BHCA), L.P.                                                              192,632.94855
J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.                                                     36,025.22570
J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN), L.P.                                            15,425.90891
J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN) II, L.P.                                          2,022.62118
J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN), L.P.                                           5,763.31874
AMCE (GINGER), L.P.                                                                              5,535.40999
AMCE (LUKE), L.P.                                                                                2,660.38566
AMCE (SCARLETT), L.P.                                                                            6,434.18127
APOLLO INVESTORS
APOLLO INVESTMENT FUND V, L.P.                                                                 228,657.00000
APOLLO OVERSEAS PARTNERS V,  L.P.                                                               29,994.57500
APOLLO NETHERLANDS  PARTNERS  V(A),  L.P.                                                        3,144.70000
APOLLO NETHERLANDS  PARTNERS  V(B),  L.P.                                                        2,217.28000
APOLLO GERMAN PARTNERS V GMBH & CO KG                                                            2,486.44500
OTHER INVESTORS
WESTON PRESIDIO CAPITAL IV, L.P.                                                                49,220.87350
WPC ENTREPRENEUR FUND II, L.P.                                                                     779.12650
SSB CAPITAL PARTNERS (MASTER FUND) I, L.P.                                                      25,000.00000
CAISSE DE DEPOT ET PLACEMENT DU QUEBEC                                                          40,000.00000

CO-INVESTMENT PARTNERS, L.P.                                                                    50,000.00000
CSFB STRATEGIC PARTNERS HOLDINGS II, L.P.                                                        1,350.00000
CSFB STRATEGIC PARTNERS PARALLEL HOLDINGS II, L.P.                                              13,650.00000
CSFB CREDIT OPPORTUNITIES FUND (EMPLOYEE), L.P.                                                  1,258.88500
CSFB CREDIT OPPORTUNITIES FUND (HELIOS), L.P.                                                    3,741.11500
CREDIT SUISSE ANLAGESTIFTUNG                                                                     1,000.00000
PEARL HOLDINGS LIMITED                                                                           4,500.00000
PARTNERS GROUP PRIVATE EQUITY PERFORMANCE HOLDING LIMITED                                        3,000.00000
VEGA INVEST (GUERNSEY) LIMITED                                                                   1,500.00000
ALPINVEST PARTNERS CS INVESTMENTS 2003 C.V.                                                     31,760.43557
ALPINVEST PARTNERS LATER STAGE CO-INVESTMENTS CUSTODIAN II B.V.                                  2,851.38133
ALPINVEST PARTNERS LATER STAGE CO-INVESTMENTS CUSTODIAN IIA B.V.                                   388.18310
SCREEN INVESTORS 2004, LLC                                                                       1,950.00000

                                    EXHIBIT A

                                 SIGNATURE PAGE
                                     TO THE
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

     By execution of this signature page, ____________________________________
hereby agrees to become a party to, be bound by the obligations of and receive the benefits of that certain Amended and Restated Stockholders Agreement, dated as of December [ ], 2004, as amended from time to time, by and among Marquee Holdings Inc., a Delaware corporation, J.P. Morgan Partners (BHCA), L.P., J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors A, L.P., J.P. Morgan Partners Global Investors (Cayman), J.P. Morgan Partners Global Investors (Cayman) II, L.P., J.P. Morgan Partners Global Investors (Selldown), L.P., AMCE (Ginger), L.P., AMCE (Luke), L.P., AMCE (Scarlett), L.P., Apollo Investment Fund V, L.P., Apollo Overseas Partners V, L.P., Apollo Netherlands Partners V(A), L.P., Apollo Netherlands Partners V(B), L.P., and Apollo German Partners V GmbH & Co KG, as amended from time to time thereafter and shall be deemed to be an "Investor" for all purposes thereunder.

                              --------------------------------------------------


                              By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                              Notice Address:

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

Accepted:

MARQUEE HOLDINGS INC.


By:
         --------------------------------------------
         Name:
         Title:

                                    EXHIBIT B

                   AMENDED AND RESTATED REGULATORY SIDELETTER

          This Amended and Restated Regulatory Sideletter (this "AGREEMENT") is entered into as of December 23, 2004, by and among Marquee Holdings Inc., a Delaware corporation (the "COMPANY"), and J.P. Morgan Partners (BHCA), L.P., a Delaware limited partnership ("JPMP BHCA"), J.P. Morgan Partners Global Investors, L.P., a Delaware limited partnership ("JPMP GLOBAL"), J.P. Morgan Partners Global Investors (Cayman), L.P., a Cayman limited partnership ("JPMP CAYMAN"), J.P. Morgan Partners Global Investors (Cayman) II, L.P., a Cayman limited partnership ("JPMP CAYMAN II"), J.P. Morgan Partners Global Investors (Selldown), L.P., a Delaware limited partnership ("JPMP SELLDOWN"), AMCE (Ginger), L.P., a Delaware limited partnership ("GINGER"), AMCE (Luke), L.P., a Delaware limited partnership ("LUKE") and AMCE (Scarlett), L.P., a Delaware limited partnership ("SCARLETT" and together with JPMP BHCA, JPMP Global, JPMP Cayman, JPMP Cayman II, JPMP Selldown, Ginger, Luke and any other affiliated entities designated by JPMP BHCA to the Company in writing prior to the Effective Time (as defined in the Agreement and Plan of Merger, by and among the Company, Marquee Inc. and AMC Entertainment Inc., dated as of July 22, 2004), the "INVESTORS", and each individually, an "INVESTOR") and amends that certain Regulatory Sideletter, dated as of October 29, 2004 (the "REGULATORY SIDELETTER"), by and among the Company and the other signatories thereto.

          WHEREAS, Investor is a regulated entity and an indirect subsidiary of J.P. Morgan Chase & Co. and in connection therewith Investor is subject to various regulations that may impose restrictions on the type and terms of Investor's investment in the Company; and

          WHEREAS, the parties hereto desire to amend and restate the Regulatory Sideletter to include each of JPMP Selldown, Ginger, Luke and Scarlett as parties hereto; and

          WHEREAS, the parties now desire to enter into this Agreement to reflect Investor's purchase of shares of stock of the Company pursuant to that certain Subscription Agreement, by and among the Company, JPMP BHCA and certain other parties set forth therein, dated as of July 22, 2004, and that certain Subscription Assignment, by and among the Company and the Investor, dated as of the date hereof (together, the "PURCHASE AGREEMENT"), it being understood that the entering into this Agreement is a material inducement for Investor's agreement to purchase shares of stock.

          NOW THEREFORE, in connection with the foregoing, the parties hereby agree as follows:

     Section 1. REGULATORY COOPERATION.

       (a) Notwithstanding anything to the contrary contained in the Transaction Documents or other documents relating to the purchase and ownership of the Company's securities, it is understood and hereby expressly stated that Investor's obligations under the Transaction Documents or other documents relating to Investor's purchase and ownership of the Company's securities are, except as provided herein, subject to this Agreement. In the event that Investor reasonably determines that it has a Regulatory Problem, the Company agrees to take all such actions as are reasonably requested by Investor in order (A) to effectuate and facilitate any transfer by Investor of any securities of the Company then held by Investor to any Person designated by Investor (subject to all of the terms and conditions of the Stockholders Agreement), (B) to permit Investor (or any of its Affiliates) to exchange all or any portion of the voting securities then held by such Person on a share-for-share basis for shares of a class of non-voting securities of the Company, which non-voting securities shall be identical in all respects to such voting securities, except that such new securities shall be non-voting and shall be convertible into voting securities on such terms as are requested by Investor and reasonably acceptable to the Company in light of regulatory considerations then prevailing, and (C) to grant Investor or its designee the reasonable equivalent of any voting rights arising out of Investor's ownership of voting securities and/or provided for in the Transaction Documents that were diminished as a result of the transfers and amendments referred to above. If Investor elects to transfer securities of the Company in order to avoid a Regulatory Problem to an Affiliate subject to limitations on its voting or total ownership interest in the Company, the Company and such Affiliate shall enter into such mutually acceptable agreements as such Affiliate may reasonably request in order to assist such Affiliate in complying with Laws to which it is subject. Such agreements may include restrictions on the redemption, repurchase or retirement of securities of the Company that would result or be reasonably expected to result in such Affiliate holding more voting securities or total securities (equity and debt) than it is permitted to hold under such laws and regulations.

          (b) In the event Investor has the right to acquire any of the Company's securities from the Company or any other Person (as the result of a preemptive offer, pro rata offer or otherwise), and Investor reasonably determines that it has a Regulatory Problem, at Investor's request the Company will offer to sell to Investor non-voting securities (or, if the Company is not the proposed seller, will arrange for the exchange of any voting securities for non-voting securities immediately prior to or simultaneous with such sale) on the same terms as would have existed had Investor acquired the securities so offered and immediately requested their exchange for non-voting securities pursuant to subsection (a) above.

          (c) In the event that any Affiliate of the Company ever offers to issue any of its securities to Investor, then the Company will cause such Affiliate to enter into an agreement with Investor substantially similar to this Agreement.

     Section 2. CROSS MARKETING ACTIVITIES.

          The Company hereby represents and warrants that except as otherwise disclosed, neither the Company nor any of its subsidiaries (i) offers or markets, directly or through any arrangement, any product or service of any depository institution owned by J.P. Morgan Chase & Co., or (ii) permits any of its products or services to be offered or marketed, directly or through any arrangement, by or through any depository institution owned by J.P. Morgan Chase & Co.

     Section 3. LENDING ACTIVITIES.

          The Company hereby represents and warrants that except as otherwise disclosed in Schedule 1 hereto, neither the Company nor any of its subsidiaries currently has or is expected to have a loan facility, credit facility, debt financing, line of credit or any other extension of credit from any depository institution owned by J.P. Morgan Chase & Co.

     Section 4.  COVENANTS.

       (a) The Company shall give Investor thirty (30) days prior written notice before taking any affirmative steps which would cause the representations and warranties contained in Sections 2 or 3 to be untrue.

       (b) The Company shall use its best efforts to notify Investor promptly at any time in which the Company reasonably believes the representations contained in Sections 2 or 3 to be untrue whether as a result of the Company's affirmative action or otherwise.

     Section 5. PARTICIPATION INTERESTS AND PLEDGE.

       (a) Notwithstanding anything to the contrary contained in the Transaction Documents or any other documents relating to the purchase and ownership of the Company's securities, Investor shall be permitted to grant participation interests in the Company's securities held by Investor to Affiliates of Investor without prior disclosure or consent of the Company or any other Person, so long as the participation agreement or other agreement or document pursuant to which such participation interest is granted requires such affiliate to comply with the Transaction Documents as if it were a record owner of such securities and a direct party to the Transaction Documents.

       (b) Notwithstanding anything to the contrary contained in the Transaction Documents or any other documents relating to the purchase and ownership of the Company's securities, any and all representations and warranties relating to Investor's ownership of the Company's securities shall be qualified by the fact that Investor has granted participation interests in a pro rata portion of all of its investments, including its purchase of the Company's securities, to Affiliates of Investor. Such participation interests, however, do not affect Investor's status as being the sole record owner of the Company's securities held by Investor.

     Section 6. FEES AND EXPENSES. The Company agrees that, in the event Investor or any Affiliate of Investor is at any time required to make any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), in respect of the ownership by any such entity of securities of the Company (including, without limitation, upon the conversion of any shares of non-voting stock), the Company shall cooperate fully with Investor or such Affiliate in the preparation of any necessary filings under the HSR Act by it, any of its Affiliates or the Company.

     Section 7. DEFINITIONS.

          "AFFILIATE" means, with respect to any Person, (i) a director or executive officer of such Person or any Person identified in clause (ii) below, and (ii) any other Person that, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such Person. When such term is used in the context of a Regulatory Problem, it also has the meaning ascribed to it in any Law.

          "BANKING REGULATIONS" means all federal, state and foreign Laws applicable to banks, bank holding companies and their Affiliates, including without limitation, the Bank Holding Company Act and the Federal Reserve Act.

          "CONTROL" means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "LAW," with respect to any Person, means (i) all provisions of all laws, statutes, ordinances, rules, regulations, permits, certificates or orders of any governmental authority applicable to such Person or any of its assets or property or to which such Person or any of its assets or property is subject, including, without limitation, Banking Regulations, and (ii) all judgments, injunctions, orders and decrees of all courts and arbitrators in proceedings or actions in which such Person is a party or by which it or any of its assets or properties is or may be bound or subject.

          "PERSON" shall be construed as broadly as possible and shall include an individual or natural person, a partnership (including a limited liability partnership), a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental authority.

          "REGULATORY PROBLEM" means any set of facts or circumstances in which the Investor's ownership of securities issued by the Company (i) gives rise to a material violation of Law by Investor or any of its Affiliates, or gives rise to a reasonable belief by Investor that such a violation is likely to occur or (ii) gives rise to a limitation in Law that will impair materially the ability of Investor or any Affiliate to conduct its business or gives rise to a reasonable belief by Investor that such a limitation is likely to arise.

          "STOCKHOLDERS AGREEMENT" means that certain Amended and Restated Stockholders Agreement of even date herewith by and among the Company, Investor and certain other holders of the Company's capital stock as may be amended from time to time.

          "TRANSACTION DOCUMENTS" means the Stockholders Agreement and Purchase Agreement, collectively.

     Section 8. AMENDMENTS; BENEFIT.

          The terms and provisions of this Agreement may not be modified or amended, unless pursuant to a written agreement executed by each of the parties hereof. In furtherance and not in limitation of the preceding sentence, this Agreement may not be modified or amended by the Company without the prior written consent of the holders of a majority of the Company's equity securities held by persons other than Investor. This Agreement shall be for the benefit of Investor and its Affiliates and shall apply to each acquisition of securities issued by the Company to Investor or its Affiliates.

     Section 9. COUNTERPARTS, FACSIMILE SIGNATURES.

          This Agreement may be executed in any number of counterparts, including by means of facsimile, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     Section 10. NOTICES. All notices, claims, certificates, requests, demands and other communications to be given to Investor hereunder or relating to Investor's investment in the Company shall be addressed as follows:


                      J.P. Morgan Partners (BHCA), L.P. and affiliated funds 1221 Avenue of the Americas
                      39th Floor
                      New York, New York 10020
                      Attn: Michael R. Hannon
                            Stephen P. Murray
                      Telephone: (212) 899-3400
                      Facsimile: (212) 899-3401

                    COPY TO:

                      Latham & Watkins LLP
                      885 Third Avenue
                      Suite 1000
                      New York, NY 10022
                      Attn: Samuel A. Fishman
                            David A. Allinson
                      Telephone: (212) 906-1200
                      Facsimile: (212) 751-4864


                            (Signature page follows)

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                               MARQUEE HOLDINGS INC.


                                      By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------


                                      By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------


                               J.P. MORGAN PARTNERS (BHCA), L.P.

                                    BY: JPMP MASTER FUND MANAGER, L.P.,
                                        ITS GENERAL PARTNER
                                    BY: JPMP CAPITAL CORP.,
                                        ITS GENERAL PARTNER


                               By:
                                     ---------------------------------
                                     Name:
                                     Title:


                               J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.

                                    BY: JPMP GLOBAL INVESTORS, L.P.,
                                        ITS GENERAL PARTNER
                                    BY: JPMP CAPITAL CORP.,
                                        ITS GENERAL PARTNER


                               By:
                                     ---------------------------------
                                     Name:
                                     Title:

                               J.P. MORGAN PARTNERS GLOBAL INVESTORS
                               (CAYMAN), L.P.

                                    BY: JPMP GLOBAL INVESTORS, L.P.,
                                        ITS GENERAL PARTNER
                                    BY: JPMP CAPITAL CORP.,
                                        ITS GENERAL PARTNER


                               By:
                                     ---------------------------------
                                     Name:
                                     Title:


                               J.P. MORGAN PARTNERS GLOBAL INVESTORS
                               (CAYMAN) II, L.P.

                                    BY: JPMP GLOBAL INVESTORS, L.P.,
                                        ITS GENERAL PARTNER
                                    BY: JPMP CAPITAL CORP.,
                                        ITS GENERAL PARTNER


                               By:
                                     ---------------------------------
                                     Name:
                                     Title:


                               J.P. MORGAN PARTNERS GLOBAL INVESTORS
                               (SELLDOWN), L.P.

                                    BY: JPMP GLOBAL INVESTORS, L.P.,
                                        ITS GENERAL PARTNER
                                    BY: JPMP CAPITAL CORP.,
                                        ITS GENERAL PARTNER


                               By:
                                     ---------------------------------
                                     Name:
                                     Title:

                               AMCE (GINGER), L.P.

                                    BY: JPMP GLOBAL INVESTORS, L.P.,
                                        ITS GENERAL PARTNER
                                    BY: JPMP CAPITAL CORP.,
                                        ITS GENERAL PARTNER

                               By:
                                     ---------------------------------
                                     Name:
                                     Title:


                               AMCE (LUKE), L.P.

                                    BY: JPMP GLOBAL INVESTORS, L.P.,
                                        ITS GENERAL PARTNER
                                    BY: JPMP CAPITAL CORP.,
                                        ITS GENERAL PARTNER


                               By:
                                     ---------------------------------
                                     Name:
                                     Title:


                               AMCE (SCARLETT), L.P.

                                    BY: JPMP GLOBAL INVESTORS, L.P.,
                                        ITS GENERAL PARTNER
                                    BY: JPMP CAPITAL CORP.,
                                        ITS GENERAL PARTNER


                               By:
                                     ---------------------------------
                                     Name:
                                     Title:

                                   SCHEDULE 1

1. The Company sold $169,917,760 in principal amount ($304,000,000 in aggregate principal amount at maturity) of its 12% Senior Discount Notes due 2014. J. P. Morgan Securities Inc. was an initial purchaser in this offering. J.P. Morgan Securities Inc. purchased $129,200,000 in aggregate principal amount of these notes.

2. Marquee Inc. sold $250,000,000 in aggregate principal amount of its 8 5/8% Senior Notes due 2012. J. P. Morgan Securities Inc. was an initial purchaser in this offering. J.P. Morgan Securities Inc. purchased $106,250,000 in aggregate principal amount of these notes.

3. Marquee Inc. sold $250,000,000 in aggregate principal amount of its Senior Floating Rate Notes due 2010. J. P. Morgan Securities Inc. was an initial purchaser in this offering. J.P. Morgan Securities Inc. purchased $87,125,000 in aggregate principal amount of these notes.

4. Marquee Inc. has obtained financings commitments for up to $220.0 million from JP Morgan Chase Bank and other lenders to finance any repurchase that will be required under Marquee Inc.'s 9 1/2% senior subordinated notes due 2011 ("2011 Notes") in connection with the merger pursuant to which Marquee Inc. will merge with and into AMC Entertainment Inc., with AMC Entertainment Inc. remaining as the surviving entity, under a merger agreement, dated July 22, 2004, among the Company, Marquee Inc. and AMC Entertainment Inc. The merger will constitute a "change of control" under the 2011 Notes and will allow the holders of those notes to require Marquee Inc. to repurchase their notes.

5. Marquee Inc. has obtained financings commitments for up to $40,000,000 under an amendment and restatement of Marquee Inc.'s existing revolving credit facility from JP Morgan Chase Bank and other lenders.

                                    EXHIBIT C

                                                                  EXECUTION COPY

                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                              MARQUEE HOLDINGS INC.

This Management Stockholders Agreement ("AGREEMENT") is entered into as of December 23, 2004, and effective as of the Effective Time, by and among Marquee Holdings Inc., a Delaware corporation (the "COMPANY"), J.P. Morgan Partners
(BHCA), L.P., a Delaware limited partnership ("JPMP BHCA"), J.P. Morgan Partners Global Investors, L.P., a Delaware limited partnership ("JPMP GLOBAL"), J.P. Morgan Partners Global Investors (Cayman), L.P., a Cayman limited partnership ("JPMP CAYMAN"), J.P. Morgan Partners Global Investors (Cayman) II, L.P., a Cayman limited partnership ("JPMP CAYMAN II" and together with JPMP BHCA, JPMP Global, JPMP Cayman, and any other affiliated entities designated by JPMP BHCA to the Company in writing prior to the Effective Time, the "JPMP INVESTORS"), Apollo Investment Fund V, L.P., a Delaware limited partnership, ("APOLLO FUND V"), Apollo Overseas Partners V, L.P., a Cayman Island exempted limited partnership, ("APOLLO OVERSEAS"), Apollo Netherlands Partners V(A), L.P., a Cayman Island exempted limited partnership, ("APOLLO NETHERLANDS V(A)"), Apollo Netherlands Partners V(B), L.P., a Cayman Island exempted limited partnership, ("APOLLO NETHERLANDS V(B)"), Apollo German Partners V GmbH & Co KG, a German limited partnership ("APOLLO GERMAN PARTNERS" and, together with Apollo Fund V, Apollo Overseas, Apollo Netherlands V(A) and Apollo Netherlands V(B), the "APOLLO INVESTORS") and each of the individual purchasers who becomes a party hereto from time to time in accordance with the terms hereof (each individually, a "MANAGEMENT STOCKHOLDER," and collectively, the "MANAGEMENT STOCKHOLDERS"). These parties are sometimes referred to herein individually by name or as a "PARTY" and collectively as the "PARTIES." The definitions of certain capitalized terms used herein are set forth in Section 8.

                                    RECITALS:

WHEREAS, each of the Management Stockholders is an employee, executive officer, or director of the Company or one or more subsidiaries of the Company;

WHEREAS, pursuant to those certain Contribution and Subscription Agreements, dated as of December 21, 2004 (the "SUBSCRIPTION AGREEMENTS"), between the Company and certain of the Management Stockholders, the Company has issued to such Management Stockholders the number of shares of the Company's common stock, par value $0.01 per share ("COMMON STOCK"), designated therein, on the terms and conditions set forth in the Subscription Agreements;

WHEREAS, as a condition to and as an inducement to the Company's, the JPMP Investors' and the Apollo Investors' willingness to enter into the Subscription Agreement, the Management Stockholders are entering into this Agreement;

WHEREAS, the Company may hereafter issue to each Management Stockholder Common Stock, as a result of the exercise by such Management Stockholder of vested options to purchase Common Stock ("VESTED OPTIONS"), which options were issued (or may hereafter be issued) to

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such Management Stockholder pursuant to the 2004 Stock Option Plan of Marquee
Holdings Inc. (the "OPTION PLAN") or any other employee benefit plan hereafter adopted by the board of directors of the Company (collectively, "EMPLOYEE OPTIONS"); and

WHEREAS, the Parties hereto now desire to enter into this Agreement to provide for certain matters with respect to the ownership and transfer by the Management Stockholders of all shares of Common Stock now or hereafter issued to or acquired by the Management Stockholders as a result of the exercise of Vested Options, the acquisition of Common Stock pursuant to the Subscription Agreement or otherwise (collectively, the "RESTRICTED SHARES").

                                   AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.  RESTRICTIONS ON TRANSFER.

            (a) Each Management Stockholder hereby agrees and acknowledges that prior to the IPO Date he or she shall not, directly or indirectly, sell, assign, transfer, convey, pledge or otherwise dispose of (each, a "TRANSFER") any Restricted Shares without the prior written consent of the Company, which consent shall have been authorized by a majority of the members of the board of Directors of the Company (the "BOARD") and which consent may be (i) withheld in the sole discretion of the Board, or (ii) given subject to reasonable terms and conditions determined by the Board in its sole discretion. Each Management Stockholder further agrees that in connection with any Transfer of Restricted Shares consented to by the Company, the Management Stockholder shall, if requested by the Company, deliver to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company and counsel for the Company, to the effect that the Transfer is not in violation of this Agreement, the Securities Act, or the securities laws of any state. Any purported Transfer in violation of the provisions of this Section 1 shall be null and void and shall have no force or effect.

            (b) Notwithstanding the foregoing, nothing in this Section 1 shall prevent the Transfer of any Restricted Shares by any Management Stockholder (i) to the Company; (ii) pursuant to Sections 3 or 4 of the Agreement; (iii) to any trusts, corporations or partnerships established for estate planning purposes and for the benefit of any member of a Management Stockholder's immediate family, provided the Management Stockholder retains the sole and exclusive right to vote or dispose of any Restricted Shares transferred to the trust, corporation or partnership; and (iv) upon a Management Stockholder's death, to the Management Stockholder's executors, administrators, testamentary trustees, legatees and beneficiaries.

            (c) Each Management Stockholder agrees that, as a condition precedent to any Transfer described in this Section 1, each transferee described in this Section 1 (other than the Company) shall deliver to the Company a copy of this Agreement signed by such transferee.

            (d) Prior to any proposed Transfer of any Restricted Shares (other than pursuant to Section 1(b)(iv)), the Management Stockholder (or his or her transferee) holding such Restricted Shares to be Transferred shall give written notice to the Company of his or her intention to effect such Transfer, which shall set forth in reasonable detail the terms and conditions of such proposed Transfer, including the proposed amount and form of consideration, terms and conditions of payment and a summary of any other material terms pertaining to the Transfer.

SECTION 2.  COMPANY CALL RIGHT AND INVOLUNTARY TRANSFERS.

            (a) Prior to the IPO Date the Company shall have the right but not the obligation to repurchase Restricted Shares and/or cancel outstanding Employee Options held by the Management Stockholder or his or her successor in interest thereunder (the "CALL RIGHT") as set forth in this Section 2. The Call Right shall be exercised by written notice (the "CALL NOTICE") to the Management Stockholder given in accordance with Section 9(h) of this Agreement on or prior to the last date on which the Call Right may be exercised by the Company.

            (b) Upon the Management Stockholder's Termination of Service for any reason, and for a period of six months thereafter, the Company shall have a Call Right to repurchase Restricted Shares in exchange for the Repurchase Price and to cancel Vested Options in exchange for the Cancellation Payment. The Call Right pursuant to this Section 2(b) may be exercised only once but may be exercised with respect to all or less than all of the Restricted Shares or Vested Options outstanding on the date of the Call Notice.

            (c) In addition, the Company shall have a Call Right effective immediately prior to a Change of Control occurring after January 31, 2005 to repurchase Restricted Shares in exchange for the Repurchase Price and to cancel Employee Options in exchange for the Cancellation Payment. The Call Right pursuant to this Section 2(c) may be exercised only once but may be exercised with respect to all or less than all of the Restricted Shares or Vested Options outstanding on the date of the Call Notice.

            (d) The Repurchase Price under Section 2(b) shall be determined as follows: (i) in the event the Management Stockholder's Termination of Service is by reason of his or her death, disability, Good Reason or involuntary termination by the Company without Cause, the Repurchase Price shall be the Fair Market Value of the Restricted Shares on the date of the Call Notice; and (ii) in the event the Management Stockholders' Termination of Service is for any other reason, the Repurchase Price shall be the lesser of (A) the Fair Market Value of the Restricted Shares on the date of the Call Notice and (B) the purchase price paid for the Restricted Shares (and if shares of AMC were contributed under the Subscription Agreement, for purposes of determining the purchase price paid for Restricted Shares, the value of each contributed AMC share shall equal $19.50). The Repurchase Price under Section 2(c) shall be the Fair Market Value of the Restricted Shares on the date of the Call Notice. The Cancellation Payment for Vested Options upon exercise of the Call Right shall be equal to the excess of the applicable Repurchase Price over the exercise price of such Vested Options; and the Cancellation Payment for all other Employee Options upon exercise of the Call Right shall be zero and such Employee Options will be canceled without payment therefor.

            (e) Subject to Section 2(g) below, the repurchase of Restricted Shares and cancellation of Vested Options pursuant to the exercise of a Call Right shall take place on a date specified by the Company, but in no event following the later of the 60th day following the date of the Call Notice or the 10th day following the receipt by the Company of all necessary Governmental Approvals. On such date, the Management Stockholder shall transfer the Restricted Shares subject to the Call Notice to the Company, free and clear of all liens and encumbrances, by delivering to the Company the certificates representing the Restricted Shares to be purchased, duly endorsed for transfer to the Company or accompanied by a stock power duly executed in blank, with such other documents and information as the Company may reasonably request, the Company shall pay to the Management Stockholder the Repurchase Price; and the Employee Options subject to the Call Notice shall be cancelled and the Company shall pay the Management Stockholder the Cancellation Price therefor. The Company and the Management Stockholder each shall use his, her or its reasonable efforts to expedite all proceedings contemplated hereunder at the earliest practicable date.

            (f)    (i)     In the case of any transfer of title or beneficial
ownership of Restricted Shares upon default, foreclosure, forfeit, divorce, court order or otherwise, other than by a voluntary decision on the part of a Management Stockholder (each, an "INVOLUNTARY TRANSFER"), the Management Stockholder shall promptly (but in no event later than two days after the Involuntary Transfer) furnish written notice (the "INVOLUNTARY TRANSFER NOTICE") to the Company indicating that the Involuntary Transfer has occurred, specifying the name of the person to whom the shares were transferred (the "INVOLUNTARY TRANSFEREE"), giving a detailed description of the circumstances giving rise to, and stating the legal basis for, the Involuntary Transfer.

                   (ii) Upon the receipt of the Involuntary Transfer Notice, and for a period of six months thereafter, the Company shall have the right to repurchase, and the Involuntary Transferee shall have the obligation to sell, all (but not less than all) of the Restricted Shares acquired by the Involuntary Transferee for a repurchase price equal to the Fair Market Value of such Restricted Shares as of the date of the Involuntary Transfer (the "INVOLUNTARY TRANSFER REPURCHASE PRICE" and such right, the "INVOLUNTARY TRANSFER REPURCHASE Right"). The Involuntary Transfer Repurchase Right shall be exercised by written notice (the "INVOLUNTARY TRANSFER REPURCHASE NOTICE") to the Involuntary Transferee given in accordance with Section 9(h) of this Agreement on or prior to the last date on which the Involuntary Transfer Repurchase Right may be exercised by the Company.

                   (iii) Subject to Section 2(g) below, the repurchase of Restricted Shares pursuant to the exercise of the Involuntary Transfer Repurchase Right shall take place on a date specified by the Company, but in no event following the later of the 60th day following the date of the date of the Involuntary Transfer Repurchase Notice or the 10th day following the receipt by the Company of all necessary Governmental Approvals. On such date, the Involuntary Transferee shall transfer the Restricted Shares subject to the Involuntary Transfer Repurchase Notice to the Company, free and clear of all liens and encumbrances, by delivering to the Company the certificates representing the Restricted Shares to be purchased, duly endorsed for transfer to the Company or accompanied by a stock power duly executed in blank, with such other documents and information as the Company may reasonably request, and the Company shall pay to the Involuntary Transferee the Involuntary Transfer Repurchase Price. The Company and the Involuntary Transferee each shall use his, her or its reasonable efforts to expedite all proceedings contemplated hereunder at the earliest practicable date. If the Involuntary Transferee does not transfer the Restricted Shares to the Company as required, such

Restricted Shares shall be deemed to be cancelled and the Company shall make payment in respect of such Restricted Shares, without any interest accrued thereon, upon delivery thereof.

            (g)    Notwithstanding anything to the contrary herein,

                   (i) The Company shall not be permitted to purchase any Restricted Shares held by any Management Stockholder or Involuntary Transferee upon exercise of the Call Right or the Involuntary Transfer Repurchase Right if the Board determines that:

                           (A)  The purchase of Restricted Shares would render
the Company or its subsidiaries unable to meet their obligations in the ordinary course of business taking into account any pending or proposed transactions, capital expenditures or other budgeted cash outlays by the Company, including, without limitation, any proposed acquisition of any other entity by the Company or any of its subsidiaries;

                           (B)  The Company is prohibited from purchasing the
Restricted Shares by applicable law restricting the purchase by a corporation of its own shares; or

                           (C)  The purchase of Restricted Shares would
constitute a breach of, default, or event of default under, or is otherwise prohibited or limited by, the terms of any loan agreement, indenture, or other agreement or instrument to which the Company or any of its subsidiaries is a party (the "FINANCING Documents") or the Company is not able to obtain the requisite consent of any of its senior lenders to the purchase of the Restricted Shares.

The events described in (A) through (C) above each constitute a "REPURCHASE DISABILITY."

                   (ii) In the event of a Repurchase Disability, the Company shall notify in writing the Management Stockholder or Involuntary Transferee with respect to whom the Call Right or the Involuntary Transfer Repurchase Right has been exercised (a "DISABILITY NOTICE"). The Disability Notice shall specify the nature of the Repurchase Disability. The Company shall thereafter repurchase the Restricted Shares (and/or cancel Employee Options) described in the Call Notice or Involuntary Transfer Repurchase Notice as soon as reasonably practicable after all Repurchase Disabilities cease to exist (or the Company may elect, but shall have no obligation, to cause its nominee to repurchase the Restricted Shares (and/or cancel Employee Options) while any Repurchase Disabilities continue to exist). In the event the Company suspends its obligations to repurchase the Restricted Shares (and/or cancel Employee Options) pursuant to a Repurchase Disability, (A) the Company shall provide written notice to each applicable Management Stockholder or Involuntary Transferee as soon as practicable after all Repurchase Disabilities cease to exist (the "REINSTATEMENT NOTICE"); (B) the Fair Market Value of the Restricted Shares subject to the Call Notice or Involuntary Transfer Repurchase Notice shall be determined as of the date the Reinstatement Notice is delivered to the Management Stockholder or Involuntary Transferee, which Fair Market Value shall be used to determine the Repurchase Price or Involuntary Transfer Repurchase Price in the manner described above; and (C) the repurchase shall occur on a date specified by the Company within 10 days following the determination of the Fair Market Value of the Shares.

SECTION 3.  EXIT SALE.


            (a) If at any time (i) from the date hereof until the earlier to occur of (A) five years from the Effective Time and (B) the IPO Date (such period, the "BLOCKOUT PERIOD"), the Principal Investors acting together or a Principal Investor if at such time there exists only one Principal Investor, or
(ii) following the Blockout Period, any Investors owning, in the aggregate, at least 50% of the then outstanding Common Stock (in the case of either (i) or (ii), collectively, the "EXIT SELLERS") propose a sale to any Independent Third Party (an "EXIT SALE TRANSFEREE") in a bona fide arm's length transaction or series of transactions (including pursuant to a purchase agreement, tender offer, merger or other business combination transaction or otherwise) of all of the Common Stock such Exit Sellers own (an "EXIT SALE"), then the Company upon direction of the Exit Sellers may elect to require each Management Stockholder to sell all, but not less than all, of such Management Stockholder's Restricted Shares (including Restricted Shares issuable upon exercise of Vested Options held by the Management Stockholder and including Restricted Shares issuable upon exercise of Employee Options that vest as a result of the consummation of the Exit Sale), as a part of the Exit Sale to such Exit Sale Transferee, at the purchase price and upon the terms and subject to the conditions of the Exit Sale (all of which shall be set forth in the Drag-Along Notice) and may also require each Management Stockholder to vote in favor of such Exit Sale or act by written consent approving the same with respect to all Restricted Shares owned by such Management Stockholder, as necessary or desirable to authorize, approve and adopt the Exit Sale. In the event that any Management Stockholder shall fail to vote the Shares held by him or her in favor of the Exit Sale, such Management Stockholder shall, upon such failure to so vote, be deemed immediately to have granted the Exit Sellers a proxy to vote such Management Stockholder's Shares in favor of the Exit Sale. Each Management Stockholder acknowledges that each such proxy granted hereby, including any successive proxy, if necessary, is being given to secure the performance of an obligation hereunder, is coupled with an interest, and shall be irrevocable until such obligation is performed. Without limiting the foregoing, if an Exit Sale or an AMC Sale involving a sale of the entire Company or all or substantially all of its assets to an Independent Third Party requires the approval of the Company's stockholders, each Management Stockholder shall waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation. In the event that a sale is proposed pursuant to this Section 3(a), all outstanding proposals to Transfer Restricted Shares shall immediately be withdrawn and no Transfer of Restricted Shares shall be consummated until the expiration of the time period provided for in Section 3(e).

            (b) The rights set forth in Section 3(a) shall be exercised by the Exit Sellers giving written notice (the "DRAG-ALONG NOTICE") to the Company, at least ten (10) Business Days prior to the date on which the Exit Sellers expect to consummate the Exit Sale. In the event that the terms and/or conditions set forth in the Drag-Along Notice are thereafter amended in any material respect, the Exit Sellers shall give written notice (an "AMENDED DRAG-ALONG NOTICE") of the amended terms and conditions of the proposed Transfer to the Company. Each Drag-Along Notice and Amended Drag-Along Notice shall set forth: (i) the name of the Exit Sale Transferee and the number of shares of Common Stock proposed to be purchased by such Exit Sale Transferee, (ii) the proposed amount of consideration and material terms and conditions of payment offered by the Exit Sale Transferee and (iii) a summary of any other material terms pertaining to the Transfer (the "THIRD PARTY TERMS"). Upon receipt of any Drag-Along Notice or

Amended Drag-Along Notice, the Company shall deliver a copy of same to each Management Stockholder at least five (5) Business Days prior to the proposed date of such Transfer.

            (c) All Transfers of Shares to the Exit Sale Transferee pursuant to this Section 3 shall be consummated simultaneously at the offices of the Company, unless the Exit Sellers, elect otherwise, on the later of (i) a Business Day not less than ten (10) or more than sixty (60) days after the Drag-Along Notice is received by the Company or (ii) the third Business Day following receipt of all material Governmental Approvals, or at such other time and/or place as each of the parties to such Transfers may agree. The delivery of stock certificates shall be made on such date, against payment of the purchase price for such Shares MINUS the aggregate exercise price of any Vested Options being Transferred by the Management Stockholder, duly endorsed for Transfer or with duly executed stock powers or similar instruments, or such other instrument of Transfer of such Shares as may be reasonably requested by the Exit Sellers and acceptable to the Company, with all stock transfer taxes paid and stamps affixed, and in the case of Vested Options subject to a Drag-Along Notice, an instrument acceptable to the Company evidencing the cancellation of Vested Options. Each Management Stockholder shall receive the same amount of consideration received by the Exit Sellers per Share (minus the exercise price of Vested Options subject to the Drag-Along Notice). To the extent that the parties (or any successors thereto) to a sale pursuant to this Section 3 are to provide any indemnification or otherwise assume any other post-closing liabilities, Exit Sellers and all Management Stockholders and other Investors selling Shares in a transaction under this Section 3 shall do so severally and not jointly (and on a pro rata basis in accordance with the Shares (including Shares subject to Employee Options) being sold by each) and their respective potential liability thereunder shall not exceed the proceeds received. Furthermore, each Management Stockholder shall only be required to give customary representations and warranties, including, but not limited to, title to Shares (including Shares subject to Employee Options) conveyed, legal authority and capacity, and non-contravention of other agreements to which he or she is a party; PROVIDED, that in connection with such transaction no Management Stockholder shall be required to enter into any non-competition agreement. Each Management Stockholder shall be required to enter into any instrument, undertaking or obligation necessary or reasonably requested and deliver all documents necessary or reasonably requested in connection with such sale (as specified in the Drag-Along Notice) in connection with this Section 3.

            (d) Notwithstanding the foregoing, no Drag-Along Rights under this Section 3 shall apply with respect to any Permitted Transfer within the meaning of clause (ii), (iii) or (v) of the definition of "Permitted Transfer" herein.

            (e) If at the end of the 90th day after the Company's receipt of the Drag-Along Notice, the Exit Sellers have not completed the proposed Transfer, the Drag-Along Notice shall be null and void, and it shall be necessary for a separate Drag-Along Notice to be delivered, and the terms and provisions of this Section 3 separately complied with, in order to consummate such Transfer pursuant to this Section 3; PROVIDED, that such 90 day time period may be extended at the option of the Exit Sellers for a reasonable period of time not to exceed an additional 90 days to the extent that the failure to complete the proposed Transfer is cause by the failure to obtain the necessary Governmental Approvals.

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SECTION 4.  TAG-ALONG RIGHTS.

            (a) Subject to the prior exercise of the Company's Call Right pursuant to Section 2 and subject to Section 4(c), if at any time an Investor (referred to in this Section 4 as the "TAG-ALONG SELLER") proposes to transfer shares of Common Stock held by such Tag-Along Seller to any Person other than the Company or another Investor, whether in one transaction or in a series of related transactions, then the Company shall give the Management Stockholders notice (the "TAG-ALONG NOTICE") of their opportunity to participate in a tag-along sale pursuant to this Section 4 (a "TAG-ALONG SALE"). Notwithstanding the foregoing, the provisions of this Section 4 shall also apply where the Tag-Along Seller is a Principal Investor and the transferee is the Company. The Tag-Along Notice shall be delivered within two (2) Business Days of the expiration of the Investor Election Period or the Second Investor Election Period, as the case may be, each as defined in the Investor Stockholders Agreement. Each Management Stockholder shall have the right, exercisable upon written notice to the Tag-Along Seller within seven (7) Business Days after the expiration of the Investor Election Period or the Second Investor Election Period, as the case may be (the "TAG-ALONG ELECTION PERIOD"), to participate in the Tag-Along Sale to any Person (the "TAG-ALONG TRANSFEREE") on the terms and conditions applicable to such Transfer and as set forth in the Tag-Along Notice (such participation rights being hereinafter referred to as "TAG-ALONG RIGHTS"). Any Management Stockholder that has not notified the Tag-Along Seller of his, her or its intent to exercise Tag-Along Rights within the Tag-Along Election Period shall be deemed to have elected not to exercise such Tag-Along Rights with respect to such Tag-Along Sale. Each Management Stockholder may sell in the Tag-Along Sale up to the number of whole Restricted Shares, including any (A) Restricted Shares issuable upon exercise of Vested Options or (B) any Restricted Shares that will be issuable pursuant to Employee Options that vest as a result of the consummation of the Transfer to the Tag-Along Transferee (collectively, the "Management Shares") in an amount equal to the product of (i) the aggregate number of Management Shares owned by the Management Stockholder on the date of the Tag-Along Sale and (ii) a fraction, the numerator of which is equal to the number of shares of Common Stock proposed to be sold by the Tag-Along Seller and the denominator of which is the aggregate number of shares of Common Stock owned by the Tag-Along Seller (the "ELIGIBLE SHARES"). If one or more other Investors and Management Stockholders elects not to include the maximum number of his, her or its eligible Shares in a proposed sale, the Tag-Along Seller shall (as required by the Investor Stockholders Agreement) give prompt notice to each other participating Management Stockholder and each participating Management Stockholder may sell in the proposed sale a number of additional Management Shares equal to his, her or its pro rata portion (based upon the aggregate number of Management Shares owned by such Management Stockholder relative to the aggregate number of shares of Common Stock and Management Shares owned by all Management Stockholders and Investors) of the number of Shares and Management Shares held by Management Stockholders and other Investors eligible to be included in the proposed sale. Such additional Management Shares which any such Management Stockholder(s) proposes to sell shall not be included in the calculation of Eligible Shares. To the extent that the total number of Shares proposed to be sold by the Tag-Along Seller and the number of Shares and Management Shares proposed to be sold by all of the other Investors and Management Stockholders collectively exceeds the number of Shares and Management Shares that the Tag-Along Transferee is willing to purchase, the number of Shares and Management Shares that the Tag-Along Seller and each other Investor and Management Stockholder propose to sell will be reduced pro rata based upon the relative number of Shares and Management Shares that the Tag-Along Seller and each other Investor and Management Stockholder had proposed to sell.

            (b) At the closing of the Tag-Along Sale, the delivery of stock certificates shall be made on such date by each Management Stockholder exercising Tag-Along Rights, against payment of the purchase price for such Shares MINUS the aggregate exercise price of any Vested Options being Transferred by the Management Stockholder, duly endorsed for transfer or with duly executed stock powers or similar instruments, or such other instrument of transfer of such Shares (including Shares issuable upon exercise of Employee Options) as may be reasonably requested by the Tag-Along Transferee and the Company, with all stock transfer taxes paid and stamps affixed and/or against delivery of an instrument evidencing the cancellation of the Vested Options subject to the Tag-Along Right reasonably acceptable to the Company. The consummation of such proposed Tag-Along Sale shall be subject to the sole discretion of the Tag-Along Seller, who shall have no liability or obligation whatsoever to any Management Stockholder participating therein in connection with such Management Stockholder's transfer of Restricted Shares or Vested Options. Each Management Stockholder shall receive the same amount and form of consideration received by the Tag-Along Seller per each share of Common Stock on the same terms and conditions as the Tag-Along Seller (minus the aggregate exercise price of any Vested Options subject to such Tag-Along Sale). To the extent that the parties (or any successors thereto) to the Tag-Along Sale are to provide any indemnification or otherwise assume any other post-closing liabilities, the Tag-Along Seller and all other Investors and Management Stockholders participating in a transaction under this Section 4 shall do so severally and not jointly (and on a pro rata basis in accordance with the Shares (including Shares issuable upon exercise of Vested Options) being sold by each), and their respective potential liability thereunder shall not exceed the proceeds received; PROVIDED, that in connection with such transaction no Management Stockholder shall be required to enter into any non-competition agreement. If any Governmental Approval is required in connection with any such Tag-Along Sale and such Governmental Approval has not been completed or obtained on or prior to the date scheduled for closing, the closing of the Tag-Along Sale shall take place on the third Business Day after such Governmental Approval has been completed or obtained. Each participating Management Stockholder shall be required to enter into any instrument, undertaking, obligation or make any filing necessary or reasonably requested and deliver all documents necessary or reasonably requested in connection with such sale (as specified in the Tag-Along Notice) as a condition to the exercise of such holder's rights to Transfer Restricted Shares (including Shares subject to Employee Options) under this
Section 4.

            (c) Notwithstanding the foregoing, no Tag-Along Rights of any Management Stockholder shall apply hereunder with respect to any sales pursuant to (i) any Permitted Transfer within the meaning of clause (ii), (iii), (iv) or
(v) of the definition of "Permitted Transfer" herein, (ii) any sale pursuant to
Section 3 of this Agreement or Section 4 of the Investor Stockholders Agreement.

            (d) If at the end of the 90th day after the end of the Investor Election Period or the Second Investor Election Period, as the case may be, the Tag-Along Seller has not completed the proposed Tag-Along Sale, the Tag-Along Notice shall be null and void, and it shall be necessary for a separate Tag-Along Notice to be delivered, and the terms and provisions of this Section 4 separately complied with, in order to consummate a Transfer pursuant to this
Section 4.

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

SECTION 5.  COOPERATION.

            (a) If the Company or the holders of the Company's securities enter into any transaction for which Rule 506 (or any similar rule then in effect) promulgated under the Securities Act, may be available with respect to the transaction (including a merger, consolidation, or other reorganization), each Management Stockholder shall, if requested by the Company, appoint a purchaser representative (as defined in Rule 501 of the Securities Act) reasonably acceptable to the Company. If the purchaser representative is designated by the Company, the Company shall pay the fees of the purchaser representative, but if any Management Stockholder appoints another purchaser representative, the Management Stockholder shall be responsible for the fees of the purchaser representative so appointed.

            (b) Each Management Stockholder shall bear his, her or its pro-rata share of the costs of any transaction in which he or she sells Restricted Shares or Vested Options (based upon the number of Restricted Shares and Vested Options held by the Management Stockholder that are sold in such transaction) to the extent such costs are incurred for the benefit of all holders of Common Stock and Vested Options and are not otherwise paid by the Company or the acquiring party.

SECTION 6.  REGISTRATION RIGHTS.

            (a) PIGGYBACK REGISTRATIONS. If the Company at any time proposes to register under the Securities Act any Common Stock or any security convertible into or exchangeable or exercisable for Common Stock, whether or not for sale for its own account and other than pursuant to a "Demand Registration" as defined in and pursuant to the Investor Stockholders Agreement, on a form and in a manner which would permit registration of the Common Stock held by the Management Stockholders for sale to the public under the Securities Act, the Company shall give written notice of the proposed registration to each Management Stockholder not later than thirty (30) days prior to the filing thereof. Each Management Stockholder shall have the right to request that all or any part of his, her or its Restricted Shares be included in such registration. Each Management Stockholder can make such a request by giving written notice to the Company within ten (10) Business Days after the receipt of the Company's notice of the proposed registration; PROVIDED, HOWEVER, that if the registration is an underwritten registration and the managing underwriters of such offering determine that the aggregate amount of securities of the Company which the Company, the Investors and all Management Stockholders propose to include in such registration statement exceeds the maximum amount of securities that may be sold without having a material adverse effect on the success of the offering, including without limitation the selling price and other terms of such offering, the Company will include in such registration, first, the securities which the Company proposes to sell, second, the Common Stock of such Investors, and third the Common Stock of the Management Stockholders pro rata among all such Management Stockholders on the basis of the relative percentage of Common Stock owned by all Management Stockholders who have requested that securities owned by them be so included (it being further agreed and understood, however, that such underwriters shall have the right to reduce or eliminate entirely the participation of the Management Stockholders). Common Stock proposed to be registered and sold pursuant to an underwritten offering for the account of any Management Stockholders shall be sold to the prospective underwriters, selected by the holders of a majority of Common Stock to which such registration statement relates and approved by the Company, on the terms and subject to the conditions of one or more underwriting agreements negotiated between the holders of Common Stock to which such registration statement relates, the Company and the prospective underwriters. The Company may withdraw any registration statement at any time before it becomes effective, or postpone or terminate the offering of securities, without obligation or liability to any Management Stockholder.

            (b) HOLDBACK AGREEMENTS. Notwithstanding any other provisions of this Agreement, each Management Stockholder agrees that (if so required by the underwriters in an underwritten offering and provided that such condition is applicable to all Management Stockholders) he or she will not (and it shall be a condition to the rights of each Management Stockholder under this Agreement that such Management Stockholder does not) offer for Public Sale any Common Stock during a period not to exceed sixty (60) days prior to and one-hundred and eighty (180) days after the effective date of any registration statement filed by the Company in connection with an underwritten Initial Public Offering and any subsequent underwritten offerings (except as part of such underwritten registration or as otherwise permitted by such underwriters); PROVIDED, HOWEVER, no Management Stockholder shall object to shortening such period if the underwriter agrees that shortening such period would not materially and adversely effect the success of the offering.

            (c) EXPENSES. Except as otherwise required by state securities or blue sky laws or the rules and regulations promulgated thereunder, all expenses, disbursements and fees incurred by the Company and the Management Stockholders in connection with any registration under this Section 6 shall be borne by the Company, except that the following expenses shall be borne by the Management Stockholder incurring the same: (i) the costs and expenses of counsel to such Management Stockholder to the extent such Management Stockholder retains counsel; (ii) discounts, commissions, fees or similar compensation owing to underwriters, selling brokers, dealer managers or other industry professionals, to the extent relating to the distribution or sale of such Management Stockholder's securities; and (iii) transfer taxes with respect to the securities sold by such Management Stockholder.

SECTION 7. TERMINATION OF AGREEMENT. This Agreement may be terminated at any time by a resolution of the Board terminating this Agreement; provided, however, that such termination is approved in writing by (i) each Principal Investor if at such time there exists at least one Principal Investor and (ii) Management Stockholders holding in the aggregate a majority of the then outstanding Restricted Shares.

SECTION 8. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

"AFFILIATE" means, with respect to a specified Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

"AMC" means AMC Entertainment Inc., a Delaware corporation.

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"AMC SALE" means any one of the following: (i) a change in the ownership or control of the Company or AMC effected through a transaction or series of transactions (including by way of merger, consolidation, business combination or similar transaction involving the Company or any of its Subsidiaries) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries, or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), of more than 50% of the Stock then outstanding, or of securities of the Company or AMC (or options, rights or warrants to purchase or securities convertible into or exchangeable for such securities) possessing more than 50% of the total combined voting power of the Company's or AMC's securities outstanding, in either case immediately after such transaction or series of transactions; or (ii) the sale, lease, transfer, conveyance or other disposition (other than by way of a transaction that would not be deemed an AMC Sale pursuant to clause (i) above), in one or a series of related transactions, of all or substantially all of the assets of the Company or AMC, or the Company and its subsidiaries taken as a whole, to any "person" (as defined above).

"AMENDED DRAG-ALONG NOTICE" has the meaning set forth in Section 3(b).

"APOLLO" means Apollo Management V, L.P., a Delaware limited partnership.

"APOLLO AFFILIATE" means, with respect to Apollo, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with Apollo; or any other Person that owns, directly or indirectly, 10% or more of Apollo's Capital Stock or Apollo's partnership or membership interests or any officer or director of Apollo or such other Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"APOLLO GROUP" means (i) Apollo; (ii) the Apollo Holders; and (iii) any Apollo Affiliate (including the Apollo Holders).

"APOLLO HOLDERS" means the Apollo Investors and any other partnership or entity affiliated with and managed by Apollo or any Apollo Affiliates to which any Apollo Investor assigns any of its respective interest in the Company.

"BLOCKOUT PERIOD" has the meaning set forth in Section 3(a).

"BOARD" has the meaning set forth in Section 1(a).

"BUSINESS DAY" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

"CANCELLATION PAYMENT" has the meaning set forth in Section 2(d).

"CAPITAL STOCK" of any Person means any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock, including preferred stock, any rights (other than debt securities convertible into capital stock), warrants or options to acquire such capital stock, whether outstanding as of the Effective Time or issued thereafter.

"CAUSE" with respect to a Management Stockholder's Termination of Service shall have the meaning specified in the written service agreement between the Company (or a subsidiary) and such Management Stockholder, if any, and in the event there is no such service agreement then in effect, shall mean the Management Stockholder's (i) willful failure to substantially perform his or her duties with the Company (or any subsidiary) (other than any such failure resulting from resulting from his or her incapacity due to physical or mental illness) which is not remedied within 30 days after receipt of written notice from the Company specifying such failure; (ii) willful failure to carry out, or comply with, in any material respect any lawful and reasonable directive of the Company (or any subsidiary) not inconsistent with the terms of any service agreement, which is not remedied within 30 days after receipt of written notice from the Company specifying such failure; (iii) commission at any time of any act or omission that results in, or that may reasonably be expected to result in, a conviction, plea of no contest or imposition of unadjudicated probation for any felony or crime involving moral turpitude; (iv) unlawful use (including being under the influence) or possession of illegal drugs on the Company's (or any subsidiary's) premises or while performing any duties or responsibilities with the Company (or any subsidiary); or (v) commission at any time of any act of fraud, embezzlement, misappropriation, material misconduct, or breach of fiduciary duty against the Company (or any subsidiary) (or any predecessor thereto or successor thereof).

"CHANGE OF CONTROL" means the occurrence of, after the Effective Date, any of the following events:

            (a) any "person" or "group" as such terms are used in Sections 13(d) and 14(d) of the Exchange Act other than one or more Permitted Holders is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that such person or group shall be deemed to have "beneficial ownership" of all shares that any such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, by way of merger, consolidation or other business combination or purchase of 50% or more of the total voting power of the Voting Stock of the Company or of AMC (for purposes of calculating the total voting power of the Voting Stock held by a group solely in the context of a merger, consolidation or other business combination with a Person engaged in a line of business similar to that of the Company or of AMC and its Subsidiaries on August 18, 2004, the voting power beneficially owned by the Permitted Holders or by Permitted Co-Investors, to the extent such voting power of the Voting Stock was acquired by such Permitted Co-Investors on or before January 31, 2005 in transactions that satisfy the definition of Permitted Co-Investor, shall be excluded in an amount equal to the lesser of the total voting power of the Voting Stock beneficially owned by such Permitted Co-Investors on (x) January 31, 2005 or (y) the date of such merger, consolidation or other business combination);

            (b) the adoption of a plan relating to the liquidation or dissolution of the Company or AMC;

            (c) the sale, lease, transfer or other conveyance, in one or a series of related transactions, of all or substantially all of the assets of the Company or of AMC and its Subsidiaries, taken as a whole, to any Person other than one or more Permitted Holders; or

            (d) a change of control under the indentures relating to the 9 1/2% Senior Subordinated Notes due 2011 (the "2011 Notes"), the 9 7/8% Senior Subordinated Notes due 2012 or the 8% Senior Subordinated Notes due 2014 issued by AMC (other than a change of control under the indenture relating to the 2011 Notes resulting from the Transactions);

PROVIDED, HOWEVER, that the closing of the Merger of Marquee Inc. with and into AMC as of the Effective Date shall not constitute and shall not be deemed to cause or result in a Change of Control hereunder.

"COMPANY" has the meaning set forth in the preamble.

"CONVERTIBLE SECURITIES" means any evidence of indebtedness, shares of stock or other securities (other than Options or Warrants) which are directly or indirectly convertible into or exchangeable or exercisable for shares of Stock.

"DRAG-ALONG NOTICE" has the meaning set forth in Section 3(b).

"EFFECTIVE DATE" means the later to occur of (i) the date of the closing of the merger of Marquee Inc. with and into AMC pursuant to the Agreement and Plan of Merger by and among Holdings, Marquee Inc. and AMC, dated as of July 22, 2004 and (ii) the date on which occurs the Effective Time.

"EFFECTIVE TIME" has the meaning ascribed to such term in the Merger Agreement.

"ELIGIBLE SHARES" has the meaning set forth in Section 4(a).

"EQUIVALENT SHARES" means, at any date of determination, (a) as to any outstanding shares of Stock, such number of shares of Stock, (b) as to any outstanding Options, Warrants or Convertible Securities, the maximum number of shares of Stock for which or into which such Options, Warrants or Convertible Securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstances in connection with which the number of Equivalent Shares is to be determined) and (c) in respect of any Subsidiary of the Company, (i) as to any outstanding shares of stock of any Subsidiary of the Company, such number of shares of stock or (ii) as to any outstanding options, warrants or convertible securities, the maximum number of shares of stock of any Subsidiary of the Company for which or into which such options, warrants or convertible securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstances in connection with which the number of Equivalent Shares is to be determined).

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations in effect thereunder.

"EXIT SALE" has the meaning set forth in Section 3(a).

"FAIR MARKET VALUE" of a share of Common Stock as of a given date shall be:

     (a) The closing price of a share of Common Stock on the principal exchange on which such shares are then trading, if any (or as reported on any composite index which includes such principal exchange), on the most recent trading day prior to such determination date; or

     (b) If Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for a share of Common Stock on the most recent trading day prior to such determination date as reported by Nasdaq or, if Nasdaq is not then in existence, by its successor quotation system; or

     (c) If Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the fair market value of a share of Common Stock as determined in good faith by the Board or the committee appointed to administer the Option Plan.

"FINANCING DOCUMENTS" has the meaning set forth in Section 2(g).

"GOOD REASON" with respect to a Management Stockholder's Termination of Service shall have the meaning specified in the written service agreement, if any, between the Company (or a subsidiary) and such Management Stockholder, and in the event there is no such service agreement then in effect, the term "with Good Reason" shall have no meaning or effect under this Agreement.

"GOVERNMENTAL APPROVAL" means, with respect to any Transfer of Shares, any consent or other action by, or filing with, any governmental authority required in connection with such Transfer and the expiration or early termination of any applicable statutory waiting period in connection with such action or filing.

"INDEPENDENT THIRD PARTY" means any Person who, immediately prior to the contemplated transaction, (i) does not own, either directly or through one or more intermediaries, in excess of 3% of the Shares (any Person owning in excess of 3% of the Shares being referred to herein as a "3% Owner") and (ii) is not an Affiliate of any such 3% Owner.

"INITIAL INVESTOR SHARES" means that number of Shares held by an Investor immediately following the Effective Time, as the same may be adjusted for stock splits, stock dividends, recapitalizations or similar events.

"INITIAL PUBLIC OFFERING" means the initial public offering of Stock registered on Form S-1 (or any equivalent or successor form under the Securities Act).

"INVESTOR" or "INVESTORS" means each of the JPMP Investors, the Apollo Investors and the other entities listed on Schedule 1 attached to the Investor Stockholders Agreement and, upon the unanimous approval of each of the JPMP Investors and the Apollo Investors, any other subsequent holder of Shares who agrees to be bound by the terms of the Investor Stockholders Agreement.

"INVESTOR STOCKHOLDERS AGREEMENT" means that certain Stockholders Agreement by and among the Company, the JPMP Investors, the Apollo Investors and certain other stockholder parties thereto dated as of October 29, 2004, as amended.

"IPO DATE" means the date on which the Company consummates its Initial Public Offering.

"JPMP AFFILIATE" means, with respect to J.P. Morgan Partners, LLC, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with J.P. Morgan Partners, LLC; or any other Person that owns, directly or indirectly, 10% or more of J.P. Morgan Partners, LLC's Capital Stock or J.P. Morgan Partners, LLC's partnership or membership interests or any officer or director of J.P. Morgan Partners, LLC or such other Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"JPMP GROUP" means (i) J.P. Morgan Partners, LLC and (ii) any JPMP Affiliate.

"MERGER" means the merger of Marquee Inc. with and into AMC pursuant to the Merger Agreement.

"MERGER AGREEMENT" means that certain Agreement and Plan of Merger, dated as of July 22, 2004, by and among the Company, Marquee Inc., a wholly-owned subsidiary of the Company, and AMC Entertainment Inc., pursuant to which Marquee will be merged with and into AMC, with AMC remaining as the surviving entity and a wholly-owned subsidiary of the Company.

"OPTIONS" means any options to subscribe for, purchase or otherwise directly acquire Stock, other than any such option held by Holdings or any right to purchase shares pursuant to the Investor Stockholders Agreement.

"PERMITTED CO-INVESTOR" means an Investor (other than the Principal Investors) as of the Effective Time and any one or more institutional investors and their respective Affiliates to which any Permitted Holder transfers in the aggregate up to, but no more than, 35% of (a) its equity commitments to the Transactions or (b) its equity securities of the Company or AMC, in each case on or before January 31, 2005 (all transfers to any Affiliates of such institutional investor shall be included in such percentage calculation). For purposes of this definition, "Affiliate" means, with respect to any specified Person:

                    (A) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; or

                    (B) any other Person that owns, directly or indirectly, 10% or more of such Person's Capital Stock or any officer or director of any such Person or other Person or with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin.

For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"PERMITTED HOLDER" means:

         (i)    any member of the Apollo Group;

         (ii)   any member of the JPMP Group; and

         (iii) any subsidiary, any employee stock purchase plan, stock option plan or other stock incentive plan or program, retirement plan or automatic reinvestment plan or any substantially similar plan of the Company or AMC or any subsidiary of the Company or any Person holding securities of AMC or the Company for or pursuant to the terms of any such employee benefit plan; provided that if any lender or other Person shall foreclose on or otherwise realize upon or exercise any remedy with respect to any security interest in or lien on any securities of AMC or the Company held by any Person listed in this clause (iii), then such securities shall no longer be deemed to be held by a Permitted Holder.

"PERMITTED TRANSFER" means: (i) a Transfer approved by each Principal Investor so long as there are any Principal Investors, (ii) a Transfer to an Affiliate of such Investor; PROVIDED such transferee remains an Affiliate of such transferor following the Transfer; (iii) following an Initial Public Offering, a Transfer by an Investor made as part of a distribution by an Investor to its respective general or limited partners or members in accordance with such Investor's fund documents, as the case may be; (iv) a Transfer made by a JPMP Investor pursuant to and in accordance with the Regulatory Sideletter as defined in the Investor Stockholders Agreement; or (v) a Transfer made pursuant to the registration rights as set forth in Section 7 of the Investor Stockholders Agreement.

"PERMITTED TRANSFEREE" means any Person who acquires Shares pursuant to clauses
(i), (ii) and (iii) of the definition of "Permitted Transfer".

"PERSON" includes any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization.

"PRINCIPAL INVESTORS" means (i) the JPMP Investors, so long as the JPMP Investors, together with their Permitted Transferees, collectively own Shares representing at least 33% of the Initial Investor Shares owned by the JPMP Investors; PROVIDED, that the JPMP Investors shall not be deemed to be a Principal Investor at any time that they do not, together with their Permitted Transferees, collectively own Shares representing at least 33% of the Initial Investor Shares owned by the JPMP Investors, and (ii) the Apollo Investors, so long as the Apollo Investors, together with their Permitted Transferees, collectively own Shares representing at least 33% of the Initial Investor Shares owned by the Apollo Investors; PROVIDED, that the Apollo Investors shall not be deemed to be a Principal Investor at any time that they do not, together with their Permitted Transferees, collectively own Shares representing at least 33% of the Initial Investor Shares owned by the Apollo Investors (in each case, as may be adjusted for stock splits, stock dividends, recapitalizations or similar events). For the avoidance of doubt, so long as there are two Principal Investors, references in this Agreement to "Principal Investors" shall mean both Principal Investors, and if at any time there is only one Principal Investor, references in this Agreement to "the Principal Investors" or "each Principal Investor" shall mean that sole Principal Investor then remaining.

"PUBLIC SALE" means a Transfer pursuant to a bona fide underwritten public offering pursuant to an effective registration statement filed under the Securities Act or pursuant to Rule 144 under the Securities Act (other than in a privately negotiated sale).

"REPURCHASE PRICE" has the respective meanings set forth in Section 2(d).

"SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder.

"SHARES" means (a) all shares of Stock, whenever issued, including all shares of Stock issued upon the exercise, conversion or exchange of any Options, Warrants or Convertible Securities and (b) all Options, Warrants and Convertible Securities (treating such Options, Warrants and Convertible Securities as a number of Shares equal to the number of Equivalent Shares represented by such Options, Warrants and Convertible Securities for all purposes of this Agreement except as otherwise specifically set forth herein).

"STOCK" means common stock of the Company, par value $0.01 per share, together with any other classes or series of equity securities of the Company.

"SUBSIDIARY" or "SUBSIDIARIES" of any Person means any corporation, partnership, joint venture or other legal entity of which such Person (either alone or through or together with any other Person), owns, directly or indirectly, 50% or more of the stock or other equity interests which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

"TAG-ALONG ELECTION PERIOD" has the meaning set forth in Section 4(a).

"TAG-ALONG RIGHTS" has the meaning set forth in Section 4(a).

"TAG-ALONG SELLER" has the meaning set forth in Section 4(a).

"TAG-ALONG TRANSFEREE" has the meaning set forth in Section 4(a).

"TERMINATION OF SERVICE" means the time when the service relationship between a Management Stockholder and the Company or one of its subsidiaries is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding a termination where there is a simultaneous engagement (or continuation) by the Company or one of its subsidiaries of the services of the Management Stockholder as an employee, consultant or director. The committee appointed to administer the Option Plan or the Board shall determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, all questions of whether a particular leave of absence constitutes a Termination of Service.

"TRANSACTIONS" means the transactions set forth in the Agreement and Plan of Merger by and among the Company, Marquee Inc. and AMC, dated as of July 22, 2004 and the transactions related thereto.

"TRANSFER" means a transfer, sale, assignment, pledge, hypothecation or other disposition or exchange, including any Transfer of a voting or economic interest in securities or other property; and "Transferring" or "Transferred" have correlative meanings.

"VOTING STOCK" of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

"WARRANTS" means any warrants to subscribe for, purchase or otherwise directly acquire Stock or Convertible Securities.

SECTION 9.  MISCELLANEOUS.

            (a) LEGENDS. Each certificate representing the Restricted Shares shall bear the following legends:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

               "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXCHANGED UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OR EXCHANGE COMPLIES WITH THE PROVISIONS OF THE MANAGEMENT STOCKHOLDERS AGREEMENT DATED AS OF DECEMBER 23, 2004 BETWEEN THE COMPANY AND THE STOCKHOLDERS PARTY THERETO, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

            (b) SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective legal representatives, heirs, legatees, successors and assigns and shall also apply to any Restricted Shares and Employee Options acquired by any Management Stockholder after the date hereof.

            (c) SPECIFIC PERFORMANCE, ETC. Each Party, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, shall be entitled to specific performance of each other Party's obligations under this Agreement. Each Party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by any of them of the provisions of this Agreement and each Party hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

            (d) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of the state of Delaware.

            (e) VOTING AGREEMENT. Prior to the earliest to occur of (i) the five year anniversary of the Effective Time, and (ii) the Initial Public Offering, as to any matter or action that requires a vote or written consent of the stockholders of the Company, whether by law or pursuant to any agreement, and for so long as there is at least one Principal Investor, each Management Stockholder agrees to vote his, her or its Restricted Shares, or to provide his, her or its written consent, only as directed by both Principal Investors (and if both Principal Investors do not agree as to any matter or action, each Management Stockholder agrees not to vote his, her or its Restricted Shares or provide his, her or its written consent with respect to such matter or action), or if there is only one Principal Investor, as directed by the sole Principal Investor; PROVIDED, that no Management Stockholder shall be required to vote in favor of, or provide his, her or its written consent to, any action that would disproportionately affect such Management Stockholder relative to the other holders of Common Stock in any material and adverse manner. In the event that any Management Stockholder entitled to vote on or provide his, her or its written consent with respect to a matter shall fail at any time to vote or act by written consent with respect to any Restricted Shares held of record or beneficially owned by such Management Stockholder or as to which such Management Stockholder has voting control, as agreed by such Management Stockholder in this Agreement, such Management Stockholder hereby irrevocably grants to and appoints each Principal Investor such Management Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Management Stockholder, to vote or act by written consent with respect to such Restricted Shares and to grant a consent, proxy or approval in respect of such Restricted Shares, in each case in such manner as the Principal Investor(s) shall determine in its (or their) sole and absolute discretion. Each Management Stockholder hereby affirms that the irrevocable proxy set forth in this Section 9(e) will be valid for the term of this Agreement and is given to secure the performance of the obligations of such Management Stockholder under this Agreement. Each such Management Stockholder hereby further affirms that each proxy hereby granted shall, for the term of this Agreement, be irrevocable and shall be deemed coupled with an interest.

            (f) INTERPRETATION. The headings of the Sections contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not affect the meaning or interpretation of this Agreement.

            (g) NOTICES. All notices, requests or consents provided for or permitted to be given under this Agreement shall be in writing and shall be given either by depositing such writing in the United States mail, addressed to the recipient, postage paid and certified with return receipt requested, or by depositing such writing with a reputable overnight courier for next day delivery, or by delivering such writing to the recipient in person, by courier or by facsimile transmission. A notice, request or consent given under this Agreement shall be deemed received when actually received if personally delivered, when transmitted, if transmitted by facsimile with electronic confirmation, the day after it is sent, if sent for next day delivery and upon receipt, if sent by mail. All such notices, requests and consents shall be delivered as follows:

                 (i) if to the Company, addressed to it at:

                    Marquee Holdings Inc.
                    c/o J.P. Morgan Partners (BHCA), L.P.
                    1221 Avenue of the Americas
                    39th Floor
                    New York, New York 10020
                    Attn: Michael R. Hannon
                          Stephen P. Murray

                    with a copy to:

                    Latham & Watkins LLP
                    885 Third Avenue
                    Suite 1000
                    New York, NY 10022
                    Attn: Samuel A. Fishman
                          David M. Schwartzbaum

                    and

                    Apollo Management V, L.P.
                    9 West 57th Street
                    43rd Floor
                    New York, New York 10019
                    Attn: Marc Rowan

                    with a copy to:

                    Wachtell, Lipton, Rosen & Katz
                    51 West 52nd Street
                    New York, New York 10019
                    Attn: Daniel A. Neff
                          David C. Karp

                   (ii) If to an Apollo Investor, to Apollo Management V, L.P. and Wachtell, Lipton, Rosen & Katz at the addresses set forth above;

                    (iii)  If to a JPMP Investor, to J.P. Morgan Partners
(BHCA), L.P. and Latham & Watkins at the addresses set forth above; and

                   (iv) If to a Management Stockholder, to the address set forth on such Management Stockholder's signature page hereto.

            (h) RECAPITALIZATION, EXCHANGE, ETC. AFFECTING THE COMPANY'S COMMON STOCK. The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to any and all shares of Common Stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, conversion to a corporation or otherwise) that may be issued in respect of, in exchange for, or in substitution of, the Common Stock and shall be appropriately adjusted for any dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date hereof.

            (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

            (j) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

            (k) AMENDMENT. This Agreement may be amended by resolution of the Board approved by (i) each Principal Investor if at such time there exists at least one Principal Investor and (ii) the Management Stockholders holding in the aggregate a majority of the then outstanding Restricted Shares. At any time hereafter, additional Management Stockholders may be made parties hereto by executing a signature page in the form attached as Exhibit A hereto, which signature page shall be countersigned by the Company and shall be attached to this Agreement and become a part hereof without any further action of any other Party hereto. Except as otherwise provided herein, in the event that (A) the Company or any successor or assign consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, (B) the Company or any successor or assign transfers all or substantially all of its properties and assets to any Person, or (C) a sale of the Company is consummated pursuant to Section 3 and the Management Stockholders receive non-publicly traded equity securities in connection with such transaction, then in the case of either (A) or (B), proper provision shall be made and all Management Stockholders shall execute such documents and agreements as reasonably requested by the Principal Investors so that this Agreement shall be given full force and effect with respect to such surviving corporation or entity or such Person that acquires all or substantially all of the properties and assets of the Company or any successor or assign (any such surviving corporation, entity or Person, a "SUCCESSOR ENTITY"), as the case may be, and the rights and obligations of each Party hereto shall continue in full force and effect such that each Party shall have the same rights and obligations with respect to the applicable Successor Entity and its securities as it has with respect to the Company and the Shares, and in the case of (C) proper provision shall be made and all Management Stockholders shall execute such documents and agreements as reasonably requested by the Principal Investors so that the provisions of Section 2, Section 3 and Section 4 shall survive (as may be amended as reasonably determined by the Principal Investors) with respect to such non-publicly traded equity securities.

            (l) TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to any Management Stockholder of any sums required by federal, state, or local tax law to be withheld with respect to the issuance, vesting, exercise, repurchase, or cancellation of any Restricted Share or any Employee Option.

            (m) NO EMPLOYMENT RIGHTS. Nothing contained in this Agreement (i) obligates the Company or any affiliate of the Company to employ any Management Stockholder in any capacity whatsoever; or (ii) prohibits or restricts the Company or any affiliate of the Company from terminating the employment, if any, of any Management Stockholder at any time or for any reason whatsoever and each Management Stockholder hereby acknowledges and agrees that, except as may otherwise be set forth in any written agreement between the Company and such Management Stockholder, neither the Company nor any other person has made any representations or promises whatsoever to such Management Stockholder concerning his or her employment or continued employment by the Company or any Affiliate of the Company.

            (n) OFFSETS. The Company shall be permitted to offset and reduce from any amounts payable to a Management Stockholder the amount of any indebtedness or other obligation or payment owing to the Company by the Management Stockholder.

            (o) INTEGRATION. This Agreement constitutes the entire agreement among the Parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

            (p) FURTHER ASSURANCES. In connection with this Agreement and the transactions contemplated thereby, each Management Stockholder shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and such transactions.

            (q) NO STRICT CONSTRUCTION. This Agreement shall be deemed to be collectively prepared by the Parties, and no ambiguity herein shall be construed for or against any Party based upon the identity of the author of this Agreement or any provision hereof.

            (r) INTENDED THIRD PARTY BENEFICIARIES. The provisions of Section 3(a) of this Agreement are intended to benefit the Investors and each Investor shall have all rights thereunder as if such Investor were a party to this Agreement.

                            [signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first written above.

                                     MARQUEE HOLDINGS INC.


                                     By:
                                           ------------------------------
                                     Its:
                                           ------------------------------

                                     J.P. MORGAN PARTNERS (BHCA), L.P.

                                          BY: JPMP MASTER FUND MANAGER, L.P.,
                                              ITS GENERAL PARTNER
                                          BY: JPMP CAPITAL CORP.,
                                              ITS GENERAL PARTNER


                                     By:
                                           ------------------------------

                                           Name:

                                           Title:


                                     J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.

                                          BY: JPMP GLOBAL INVESTORS, L.P.,
                                              ITS GENERAL PARTNER
                                          BY: JPMP CAPITAL CORP.,
                                              ITS GENERAL PARTNER

                                     By:
                                           ------------------------------

                                           Name:

                                           Title:


                                     J.P. MORGAN PARTNERS GLOBAL INVESTORS
                                     (CAYMAN), L.P.

                                          BY: JPMP GLOBAL INVESTORS, L.P.,
                                              ITS GENERAL PARTNER
                                          BY: JPMP CAPITAL CORP.,
                                              ITS GENERAL PARTNER

                                     By:
                                           ------------------------------

                                           Name:

                                           Title:

                                     J.P. MORGAN PARTNERS GLOBAL INVESTORS
                                     (CAYMAN) II, L.P.

                                          BY: JPMP GLOBAL INVESTORS, L.P.,
                                              ITS GENERAL PARTNER
                                          BY: JPMP CAPITAL CORP.,
                                              ITS GENERAL PARTNER

                                     By:
                                           ------------------------------

                                           Name:

                                           Title:

                                     APOLLO INVESTMENT FUND V, L.P.


                                          BY: APOLLO ADVISORS V, L.P.,

                                              ITS GENERAL PARTNER

                                          BY: APOLLO CAPITAL MANAGEMENT V, INC.

                                              ITS GENERAL PARTNER


                                     By:
                                           ------------------------------

                                           Name:

                                           Title:


                                     APOLLO OVERSEAS PARTNERS V, L.P.

                                          BY: APOLLO ADVISORS V, L.P.,

                                              ITS GENERAL PARTNER

                                          BY: APOLLO CAPITAL MANAGEMENT V, INC.

                                              ITS GENERAL PARTNER


                                     By:
                                           ------------------------------

                                           Name:

                                           Title:


                                     APOLLO NETHERLANDS PARTNERS V(A), L.P.

                                          BY: APOLLO ADVISORS V, L.P.,

                                              ITS GENERAL PARTNER

                                          BY: APOLLO CAPITAL MANAGEMENT V, INC.

                                              ITS GENERAL PARTNER


                                     By:
                                           ------------------------------

                                           Name:

                                           Title:


                                     APOLLO NETHERLANDS PARTNERS V(B), L.P.


                                          BY: APOLLO ADVISORS V, L.P.,

                                              ITS GENERAL PARTNER

                                          BY: APOLLO CAPITAL MANAGEMENT V, INC.

                                              ITS GENERAL PARTNER


                                     By:
                                           ------------------------------

                                           Name:

                                           Title:

                                     APOLLO GERMAN PARTNERS V GMBH & CO KG


                                          BY: APOLLO ADVISORS V, L.P.,

                                              ITS GENERAL PARTNER

                                          BY: APOLLO CAPITAL MANAGEMENT V, INC.

                                              ITS GENERAL PARTNER


                                     By:
                                           ------------------------------

                                           Name:

                                           Title:


Each Management Stockholder has agreed to be bound by the terms of this Agreement by execution and delivery of the signature page set forth as Exhibit A hereto.

                                    EXHIBIT A

                                 SIGNATURE PAGE
                                     TO THE
                        MANAGEMENT STOCKHOLDERS AGREEMENT
                                       OF
                              MARQUEE HOLDINGS INC.

By execution of this signature page, [Name] hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of Marquee Holdings Inc. dated as of December 23, 2004 by and among Marquee Holdings Inc., and certain other parties named therein, as amended from time to time thereafter.



                              -------------------------------------
                              [Name]

                              Residence Address:

                              --------------------------------------

                              --------------------------------------